      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION on May 9, 2001

                                                           File No. ____________


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-14

                       REGISTRATION STATEMENT UNDER THE
                          SECURITIES ACT OF 1933        /X/


                           STRONG EQUITY FUNDS, INC.

              (Exact Name of Registrant as Specified in Charter)
                             100 Heritage Reserve
                           Menomonee Falls, WI 53051
              (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code (414) 359-3400

                            Elizabeth N. Cohernour
                        Strong Capital Management, Inc.
                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051
                    (Name and Address of Agent for Service)

                                  Copies to:

                             W. John McGuire, Esq.
                         Morgan, Lewis & Bockius, LLP
                               1800 M Street, NW
                             Washington, DC 20036

--------------------------------------------------------------------------------

It is proposed that this filing will become effective on June 8, 2001 pursuant to Rule 488.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

                             STRONG INTERNET FUND

                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051

[June __, 2001]

Dear Shareholder:

Enclosed is a Proxy Statement/Prospectus, which contains an important proposal for you to consider. You are eligible to vote on this proposal because you were a shareholder of record of the Strong Internet Fund ("Fund" or "Internet Fund"), a series of Strong Equity Funds, Inc. ("Corporation") on May 11, 2001.

The Corporation's Board of Directors has proposed that the Internet Fund be combined with the Strong Technology 100 Fund ("Technology 100 Fund"), another series of the Corporation, in a tax-free reorganization. If the shareholders of the Internet Fund and the Technology 100 Fund approve the proposal, you will become a shareholder of the Technology 100 Fund and your Internet Fund shares will be exchanged for an amount of Technology 100 Fund shares of equal value. No sales charges will be imposed in connection with the reorganization. In addition, the reorganization will not cause you to recognize any taxable gains or losses on your shares in the Internet Fund.

The investment objective of both the Internet Fund and the Technology 100 Fund is to provide investors with capital growth. The Internet Fund concentrates its assets in companies engaged in Internet- and Intranet-related businesses, whereas the Technology 100 Fund concentrates its assets in companies in the technology market sector, which includes companies engaged in Internet- and Intranet-related businesses. Therefore, the investment strategy of the Technology 100 Fund is broader than that of the Internet Fund. Also, the Internet Fund is significantly smaller than the Technology 100 Fund. Currently, we do not believe that the Internet Fund can reach a sustainable size in the near future.

In light of the Internet Fund's small asset size, lack of expected asset growth, and lack of economies of scale, the Board of Directors of the Corporation believes that it is in the best interests of shareholders of the Internet Fund to reorganize the Internet Fund into the larger Technology 100 Fund. In addition, the Internet Fund's investment objective and investment policies are similar to those of the Technology 100 Fund. Finally, the Technology 100 Fund offers a lower expense ratio than the Internet Fund. Accordingly, the Board of Directors of the Corporation strongly urges you to vote for the proposed reorganization.

The enclosed materials provide more information. Please read this information carefully and call our proxy solicitor, Georgeson Shareholder Communications Inc. at 1-888-705-1054 if you have any questions. Your vote is important to us, no matter how many shares you own.

After you review the enclosed materials, we ask that you vote FOR the proposed reorganization. Please vote for the proposal by completing, dating and signing your proxy card, and mailing it to us today. You also may vote by toll-free telephone or through the Internet according to the enclosed Voting Instructions.

Thank you for your support.

Sincerely,


Richard S. Strong
Chairman

                             QUESTIONS AND ANSWERS

                           YOUR VOTE IS VERY IMPORTANT

Q. On what am I being asked to vote at the upcoming special shareholder meeting on July 20, 2001?

A. You are being asked to approve a reorganization of the Strong Internet Fund ("Internet Fund") into the Strong Technology 100 Fund ("Technology 100 Fund").

Q.   Has the Board of Directors approved the proposal?

A. The Board of Directors has unanimously agreed that the reorganization is in the shareholders' best interests and recommends that you vote in favor of it.

Q.   How will this reorganization affect me as a shareholder?

A. You will become a shareholder of the Technology 100 Fund, a fund with similar investment objectives and policies, as well as lower expenses.

Q.   What is the timetable for the reorganization?

A. If approved by shareholders at the July 20, 2001 shareholder meeting, the reorganization is expected to take effect on or about 5:00 p.m., Central Time, on August 31, 2001.

Q.   What will I receive in exchange for my current shares?

A. An account will be created for you which will be credited with Technology 100 Fund shares with an aggregate value equal to the value of your Internet Fund shares; however, no physical share certificates will be issued to you.

Q. If I redeem or exchange my new shares within one month of receiving them, will I be charged the 1% redemption fee typically charged on Technology 100 Fund shares held for less than one month?

A. No. The shares received as a result of the reorganization will not be subject to this fee. However, any Technology 100 Fund shares you purchase after the completion of the reorganization will be subject to this fee if you hold those shares for less than one month.

Q.   Will this reorganization result in any tax liability to me?

A. The reorganization is intended to be done on a tax-free basis for federal income tax purposes.

Q. Can I exchange or redeem my Internet Fund shares before the reorganization takes place?

A. Yes. You may exchange your Internet Fund shares for shares of another Strong Fund, or redeem your shares, at any time before the reorganization takes place. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction for federal income tax purposes. In addition, you will be charged any applicable redemption fee on your exchange or redemption.

Q.   What happens if shareholders do not approve the reorganization?

A. If the reorganization is not approved by shareholders of the Internet Fund, then the reorganization will not take place and you will remain a shareholder of the Internet Fund.

Q.   I am a small investor. Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote, the Internet Fund may not receive enough votes to go forward with its meeting. If this happens, we may need to solicit votes again - a costly proposition for the Internet Fund.

Q.   Who is entitled to vote?

A. Any person who owned shares of the Internet Fund on the "record date," which was the close of business on Friday, May 11, 2001 - even if you later sold your shares. You may cast one vote for each share of the Internet Fund and a fractional vote for each fractional share of the Internet Fund you owned on the record date.

Q.   How can I vote?

A.   You can vote your shares in any one of four ways:
     .  Through the Internet.
     .  By toll-free telephone.
     .  By mail, using the enclosed proxy card.
     .  In person at the meeting.

     We encourage you to vote by Internet or telephone, using the number that appears on your proxy card. These voting methods will save the Fund a good deal of money because the Fund would not have to pay for return-mail postage. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement/Prospectus before you vote.

Q.   I plan to vote through the Internet. How does Internet voting work?

A.   To vote through the Internet, please read the enclosed Voting Instructions.

Q.   I plan to vote by telephone. How does telephone voting work?

A.   To vote by telephone, please read the enclosed Voting Instructions.

Q.   I plan to vote by mail.  How should I sign my proxy card?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

Q.   Who should I call if I have any questions about voting?

A. You can call our proxy solicitor, Georgeson Shareholder Communications Inc. at 1-888-705-1054.

                             STRONG INTERNET FUND
                     a series of Strong Equity Funds, Inc.

                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      To be held on Friday, July 20, 2001

A Special Meeting of Shareholders of the Strong Internet Fund ("Internet Fund") will be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 on Friday, July 20, 2001 at 8:00 a.m., Central Time, for the purposes of considering the proposals set forth below. Proposal 1, if approved by the Internet Fund and Strong Technology 100 Fund ("Technology 100 Fund") shareholders, will result in the transfer of the assets and liabilities of the Internet Fund to the Technology 100 Fund in return for shares of the Technology 100 Fund. Additional, unrelated proposals will be considered at the Internet Fund's annual meeting of shareholders and are the subject of a separate proxy statement.

Proposal 1:  To approve the Plan of Reorganization, including an amendment to the Articles of Incorporation of Strong Equity Funds, Inc., as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

Proposal 2:  The transaction of such other business as may properly come before the meeting.

        Shareholders of record of the Internet Fund as of the close of the New York Stock Exchange on Friday, May 11, 2001 are entitled to notice of and to vote at this meeting, or any adjournment of this meeting. Proposal 1 will be effected only if shareholders of the Internet Fund and Technology 100 Fund approve the proposal.

                            Your Vote is Important.
                    Please Promptly Return Your Proxy Card
               Or Vote By Toll-Free Telephone Or At Our Web Site
              In Accordance With The Enclosed Voting Instructions

--------------------------------------------------------------------------------

          As a shareholder of the Internet Fund, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to vote by proxy. You can do this in one of three ways: by (1) completing, dating, signing and promptly returning the enclosed proxy card using the enclosed postage prepaid envelope, (2) calling our toll-free telephone number, or (3) visiting our web site. Your prompt voting by proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting by submitting to the Secretary of Strong Equity Funds, Inc. a written notice of revocation or a subsequently signed proxy card, or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the web site or toll-free telephone number listed on the enclosed Voting Instructions.

--------------------------------------------------------------------------------


                                             By Order of the Board of Directors,

                                             /s/ Elizabeth N. Cohernour

                                             Elizabeth N. Cohernour
                                             Vice President and Secretary

Menomonee Falls, Wisconsin
[June __, 2001]

                           PROXY STATEMENT/PROSPECTUS

                              Dated [June __, 2001]

                  Relating to the acquisition of the assets of

                              STRONG INTERNET FUND
                      a series of Strong Equity Funds, Inc.

                        by and in exchange for shares of

                           STRONG TECHNOLOGY 100 FUND
                      a series of Strong Equity Funds, Inc.

                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051
                                 1-414-359-1400
                                 1-800-368-3863
                Device for the Hearing Impaired: 1-800-999-2780

        This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors of Strong Equity Funds, Inc. ("Corporation"), on behalf of its series the Strong Internet Fund ("Internet Fund"), in connection with the Special Meeting of Shareholders ("Meeting") of the Internet Fund to be held on July 20, 2001 at 8:00 a.m., Central Time, at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 or any adjournment of the Meeting. At the Meeting, shareholders of the Internet Fund will be asked to consider and approve a proposed reorganization, as described in the Plan of Reorganization dated May 7, 2001 ("Reorganization Plan"), by and between the Internet Fund and Strong Technology 100 Fund ("Technology 100 Fund"), each a series of Strong Equity Funds, Inc. The Internet Fund and the Technology 100 Fund are sometimes referred to collectively as the "Funds." A copy of the form of Reorganization Plan is attached as Exhibit A. Proposal 1, if approved by shareholders of the Internet Fund and Technology 100 Fund, will result in the transfer of the assets and liabilities of the Internet Fund to the Technology 100 Fund in return for shares of the Technology 100 Fund.

Proposal 1:  To approve the Plan of Reorganization, including an amendment to
----------
             the Corporation's Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

Proposal 2:  The transaction of such other business as may properly come before
----------
             the meeting.

        The Reorganization Plan provides for (i) the transfer of the Internet Fund's assets and liabilities to the Technology 100 Fund; (ii) the issuance of shares of the Technology 100 Fund to shareholders of the Internet Fund; and
(iii) the amendment of the Corporation's Articles of Incorporation to reflect that shares of the Internet Fund have been exchanged for shares of the Technology 100 Fund. (collectively, "Reorganization"). The transfer is expected to occur on or about 5:00 p.m., Central Time ("Effective Time") on Friday, August 31, 2001 ("Closing Date").

        Immediately after the transfer of the Internet Fund's assets and liabilities, each holder of shares in the Internet Fund at the Effective Time of the Reorganization will receive a number of shares of the Technology 100 Fund with the same aggregate value as the shareholder had in the Internet Fund immediately before the Effective Time. At the Effective Time, shareholders of the Internet Fund will become shareholders of the Technology 100 Fund.

        The Internet Fund and the Technology 100 Fund offer one class of shares
- Investor Class shares. Holders of Investor Class shares of the Internet Fund will receive an amount of Investor Class shares of the Technology 100 Fund equal in value to their Internet Fund shares.

        The Internet Fund and the Technology 100 Fund are each series of the Corporation, an open-end, management investment company registered under the Investment Company Act of 1940 ("1940 Act"). Currently, the Internet and Technology 100 Funds are advised by Strong Capital Management, Inc. ("SCM"), a company controlled by Richard S. Strong because of his stock ownership in SCM. Mr. Strong is Director and Chairman of the Board of the mutual funds advised or administered by SCM ("Strong Funds") and Chairman and Director of SCM. Strong Investments, Inc. ("SII"), a direct subsidiary of SCM, is the principal underwriter of the Strong Funds. SII is controlled by SCM and Mr. Strong. SCM also serves as administrator and transfer agent to the Strong Funds.

        This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Internet Fund should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated [June __, 2001], relating to this Proxy Statement/Prospectus and the Reorganization and including certain financial information about the Internet and Technology 100 Funds, has been filed with the SEC and is incorporated in its entirety into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863.

        For a more detailed discussion of the investment objectives, policies, risks and restrictions of the Internet Fund, see the Internet Fund's prospectus and statement of additional information dated May 1, 2001, as they may be amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus and statement of additional information for the Internet Fund are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863.

        For a more detailed discussion of the investment objectives, policies, risks and restrictions of the Technology 100 Fund, see the Technology 100 Fund's Investor Class prospectus and statement of additional information dated May 1, 2001, as they may be amended and/or supplemented, which have been filed with the SEC. Copies of the prospectus and statement of additional information for the Technology 100 Fund are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863.

        This Proxy Statement/Prospectus is expected to be sent to shareholders on or about [June __, 2001].

           THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
        PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                                 Page
SYNOPSIS.......................................................................................   1

The Reorganization.............................................................................   1

The Corporation................................................................................   1

Fees and Expenses..............................................................................   1

Investment Advisor.............................................................................   2

Investment Objectives, Policies, and Restrictions..............................................   3

The Funds' Purchase, Exchange, and Redemption Procedures.......................................   4

INVESTMENT RISKS...............................................................................   6

INFORMATION RELATING TO THE REORGANIZATION.....................................................   7

Description of the Reorganization..............................................................   7

Costs of Reorganization........................................................................   8

Federal Income Taxes...........................................................................   8

Capitalization.................................................................................   8

REASONS FOR THE REORGANIZATION.................................................................   9

SHAREHOLDER RIGHTS.............................................................................  10

APPROVAL OF OTHER PROPOSALS BY THE INTERNET AND TECHNOLOGY 100 FUNDS' SHAREHOLDERS.............  11

MORE INFORMATION ABOUT THE TECHNOLOGY 100 FUND AND THE INTERNET FUND...........................  12

VOTING MATTERS.................................................................................  13

OTHER BUSINESS.................................................................................  14

SHAREHOLDER INQUIRIES..........................................................................  15

EXHIBIT A - FORM OF PLAN OF REORGANIZATION..................................................... A-1

EXHIBIT B - MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE........................................ B-1

EXHIBIT C - ADDITIONAL INFORMATION ABOUT THE TECHNOLOGY 100 FUND............................... C-1

                                   SYNOPSIS

        This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange, and redemption procedures of the Internet Fund with those of the Technology 100 Fund. It is a summary of some information contained elsewhere in this Proxy Statement/Prospectus, or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the Investor Class prospectus for each Fund, as each may be amended and/or supplemented.

The Reorganization

        Background. Pursuant to the Reorganization Plan (attached as Exhibit A), the Internet Fund will transfer all of its assets and liabilities to the Technology 100 Fund in exchange solely for Investor Class shares of the Technology 100 Fund. The Internet Fund will distribute the Technology 100 Fund shares that it receives to its shareholders in liquidation. The result of the Reorganization is that shareholders of the Internet Fund will become shareholders of the Technology 100 Fund. No sales charges will be imposed in connection with the Reorganization.

        The Board of Directors of the Internet Fund, including the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interests of the Internet Fund and its shareholders, and that the interests of existing shareholders in the Internet Fund would not be diluted as a result of the transactions contemplated by the Reorganization. The Board of Directors of the Internet Fund recommends that you vote FOR approval of the Reorganization.

        Tax Consequences. The Reorganization is intended to qualify for U.S. Federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Internet Fund will not recognize a gain or a loss in the transactions contemplated by the Reorganization.

        Risk Factors. Although the investment objectives and policies of the Internet Fund and the Technology 100 Fund are generally similar, there are differences. Therefore, an investment in the Technology 100 Fund may involve investment risks that are, in some respects, different from those of the Internet Fund. For a more complete discussion of the risks associated with the Funds, see "INVESTMENT RISKS" below.

The Corporation

        The Internet Fund and the Technology 100 Fund are series of Strong Equity Funds, Inc., an open-end management investment company, which was organized as a Wisconsin corporation on December 28, 1990. The Corporation offers redeemable shares in different classes and/or series. The Internet Fund and Technology 100 Fund offer one class of shares - Investor Class shares.

Fees and Expenses

        The following comparative fee tables show the fees for the Internet Fund and the Technology 100 Fund. The pro forma line items show the Technology 100 Fund's fees assuming that the Reorganization is approved. The table shows fees and expenses without any waivers. If the Reorganization is approved, Total Annual Fund Operating Expenses will decrease for shareholders of the Internet Fund by 0.21%.

               Strong Internet Fund - Strong Technology 100 Fund

                               Shareholder Fees

There are no sales charges on purchases, exchanges, or redemptions. Shares of the Internet Fund and the Technology 100 Fund held for less than six months are subject to a redemption fee of 1.00%. Effective June 15, 2001, shares held for less than one month will be subject to a redemption fee of 1.00%. Redemption fees are paid directly to the applicable Fund.

                           Annual Operating Expenses
                    (as a percentage of average net assets)

This table describes the Fund expenses that you may pay indirectly if you hold Investor Class shares.

-------------------------------------------------------------------------------------------------------
                                                                                   Total Annual Fund
Fund                                      Management Fees       Other Expenses     Operating Expenses
-------------------------------------------------------------------------------------------------------
Strong Internet Fund                           1.20%                 0.80%                2.00%
-------------------------------------------------------------------------------------------------------
Strong Technology 100 Fund                     1.00%                 0.69% (1)            1.69%
-------------------------------------------------------------------------------------------------------
Pro Forma - Strong Technology 100 Fund         0.75%/(2)/            1.04%/(1)(2)/        1.79%
-------------------------------------------------------------------------------------------------------

/(1)/ Other Expenses are based on estimated amounts for the current fiscal year. /(2)/ The Technology 100 Fund's shareholders will vote on a revised advisory agreement at their upcoming shareholder meeting. Currently, a portion of the Technology 100 Fund's advisory fee includes fees for administration services provided by Strong Capital Management, Inc. If the revised advisory agreement is approved, the following changes will occur: (i) the management fee will be lowered by the amount currently being charged for administration services; and
(ii) a new separate administration agreement will be entered into by the Technology 100 Fund and a separate fee will be charged for those services. In addition, it is anticipated that the administration fees for Investor Class shares will increase by 0.05%. The pro forma expense information presented above reflects these potential changes.

                                     Example

The example below is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund and reinvest all dividends and distributions for the time periods indicated. The example also assumes that your investment has a 5% return each year and that each Fund's Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

-----------------------------------------------------------------------------------------------------
Fund                                      1 year         3 years         5 years         10 years
-----------------------------------------------------------------------------------------------------
Strong Internet Fund                       $203            $627           $1,078          $2,327
-----------------------------------------------------------------------------------------------------
Strong Technology 100 Fund                 $172            $533           $  918          $1,998
-----------------------------------------------------------------------------------------------------
Pro Forma - Strong Technology 100          $182            $563           $  970          $2,105
Fund
-----------------------------------------------------------------------------------------------------

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Investment Advisor

Strong Capital Management, Inc. ("SCM"), a company controlled by Richard S. Strong because of his stock ownership in SCM, is the investment advisor to each of the Internet Fund and Technology 100 Fund.

Mr. Strong is Director and Chairman of the Board of the Strong Funds and Chairman and Director of SCM. SCM is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). SCM is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. SCM had over $43 billion in assets under management as of February 28, 2001.

        Investment Advisory Fees. The following table compares management fees paid to SCM for the Internet Fund and the Technology 100 Fund. The fees listed are as of December 31, 2000.

-----------------------------------------------------------------------------------------------------
Internet Fund                             Fee       Technology 100 Fund                     Fee
-----------------------------------------------------------------------------------------------------
Strong Internet Fund                      1.20%     Strong Technology 100 Fund              1.00%
-----------------------------------------------------------------------------------------------------

Investment Objectives, Policies, and Restrictions

        This section will help you compare the investment objectives and policies of the Internet Fund and the Technology 100 Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds' prospectus, as it may be amended and/or supplemented.

Strong Internet Fund  -  Strong Technology 100 Fund

        The investment objective of the Strong Internet Fund is to provide investors with capital growth. The Fund pursues its objective by investing, under normal conditions, primarily in companies engaged in Internet- and Intranet-related businesses. The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. An Intranet is the application of World Wide Web (WWW) tools and concepts to a company's internal documents and databases. The World Wide Web, which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms, and links within WWW documents and to other WWW documents. The Fund usually invests at least 65% of its assets in equity securities (including common stocks, preferred stocks, and securities convertible into these stocks, such as warrants and convertible bonds) of companies of any size that derive at least 50% of their revenues, expenses, or profits from the research, design, development, manufacturing, or distribution of products, processes, or services for use with Internet- or Intranet-related businesses. Some examples of these companies include providers of broad-band Internet access, web site content, Internet software, and electronic commerce. The portfolio manager identifies these companies by looking for several characteristics including strong revenue growth, overall financial strength, competitive advantages (for example, dominant market share), and effective management (for example, high return on invested capital). The portfolio manager can invest in futures and options transactions for hedging and risk management purposes. Also, the Fund writes put and call options. This means that the Fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. The portfolio manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the Fund and its shareholders. The Fund may also invest up to 35% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities. To a limited extent, the Fund may also invest in foreign securities. The portfolio manager may also invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable.

        The investment objective of the Strong Technology 100 Fund is to provide investors with capital growth. The Fund pursues its objective by generally investing, under normal conditions, in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund's portfolio will likely include stocks from the following sectors: computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense and aerospace. The portfolio manager can invest in futures and options transactions for hedging and risk management purposes. Also, the Fund writes put and call options. This means that the Fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. The portfolio manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the Fund and its shareholders. To a limited extent, the Fund may also invest in foreign securities. The portfolio manager may also invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable.

        Significant Differences: The Internet Fund concentrates its assets in companies engaged in Internet- and Intranet-related businesses, whereas the Technology 100 Fund concentrates its assets in companies engaged in the technology market sector. Therefore, the investment strategy of the Technology 100 Fund is broader than that of the Internet Fund. The Technology 100 Fund may also invest in companies that are in Internet- and Intranet-related businesses in addition to investing in companies in other sectors (e.g., computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense and aerospace). The Internet Fund is a nondiversified fund whereas the Technology 100 Fund is a diversified fund. As a nondiversified fund, the Internet Fund may take larger positions in individual stocks than the Technology 100 Fund. Additionally, the Internet Fund may invest up to 35% of its net assets in debt obligations, whereas the Technology 100 Fund anticipates that its exposure to equity securities will be 100%. Also, each Fund's portfolio manager may have a different style in selecting investments, and depending on market, economic, and other conditions, one style may lead to better fund performance than another style.

The Funds' Purchase, Exchange, and Redemption Procedures

        Purchase Procedures. The Internet Fund and the Technology 100 Fund have identical purchase procedures. Investor Class shares of each Fund may be purchased directly from Strong by mail or wire, and if elected, by phone or through the Internet. Investor Class shares may also be purchased through broker-dealers or other intermediaries. The minimum initial purchase requirement is $2,500 for regular accounts, $500 for Education IRA accounts, $250 for individual retirement accounts, $250 for custodial accounts for minors, and the lesser of $250 or $25 per month for certain retirement plan accounts (e.g., SIMPLE-IRA, SEP-IRA, 403(b)(7) plans, Keogh, Pension Plans, and Profit Sharing accounts). Shares may also be purchased through regular deductions from a bank account (e.g., Automatic Investment Plan), however the minimum initial purchase requirements must still be met for the Funds. Whether purchases are made by mail, phone, wire, Internet, or Automatic Investment Plan, subsequent purchases must be for a minimum of $50.

        Fund shares may be purchased on any business day at a price per share equal to the net asset value ("NAV") next determined after SCM receives a purchase order and payment. The NAV of each Fund or class is generally calculated as of the close of regular trading on the New York Stock Exchange ("NYSE")

(normally, 3:00 p.m. Central Time). The NAV per share of a Fund or class is calculated by dividing the total market value of the investments and other assets attributable to that Fund or class, less any liabilities attributable to that Fund or class, by the total outstanding shares of that Fund or class. SCM reserves the right to refuse, change, discontinue, or temporarily suspend the purchase privilege for any reason.

        Exchange Privileges. The Internet Fund and the Technology 100 Fund have identical exchange privileges. Shareholders may exchange shares of one Strong Fund for shares of another Strong Fund either in writing or, if elected, by telephone or through the Internet on any business day, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Shareholders may submit exchange requests directly to SCM or through its intermediaries. The exchange price is the next NAV determined after SCM receives the exchange request. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased. SCM may require that written exchange requests for more than $100,000 include a signature guarantee from an eligible guarantor (a notarized signature is not sufficient). An exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale (redemption) and a purchase of shares for several purposes, including tax purposes. The Internet Fund and the Technology 100 Fund charge an early redemption fee of 1.00%. SCM reserves the right to refuse, change, discontinue, or temporarily suspend the exchange privilege for any reason.

        Redemption Procedures. The Internet Fund and the Technology 100 Fund have identical redemption procedures. Shareholders may redeem shares on any business day by mail or, if elected, by telephone or through the Internet. The redemption price will be the next NAV determined after SCM receives the redemption request. Shareholders may submit redemption requests directly to SCM or through their intermediaries. Redemptions may also be made through a Systematic Withdrawal Plan from any Fund. If a written redemption request exceeds $100,000, SCM may require a signature guarantee from an eligible guarantor (a notarized signature is not sufficient). If a shareholder's account balance drops below the investment minimum, SCM reserves the right to close the account. However, the shareholder will be given at least 60-days' notice to give him/her time to add to his/her account and avoid an involuntary redemption. The Internet Fund and the Technology 100 Fund also charge a 1.00% fee on redemptions (including exchanges) of fund shares held for less than six months. Effective June 15, 2001, the 1.00% fee will be charged on redemptions held for less than one month. Technology 100 Fund shares received pursuant to the Reorganization will not be subject to this 1% redemption fee. SCM reserves the right to refuse, change, discontinue, or temporarily suspend the telephone or Internet redemption privilege for any reason.

        Redemptions In Kind. The Internet Fund and the Technology 100 Fund have identical redemption-in-kind provisions. SCM reserves the right to pay redemption proceeds in kind (i.e., a payment in portfolio securities rather than cash) for redemption requests that are in excess of the lesser of (1) $250,000 or (2) 1% of each Fund's assets. Generally, SCM uses redemption in kind when large redemption requests may cause harm to a fund and its shareholders.

        Dividend Policies. The Internet Fund and the Technology 100 Fund have identical dividend policies. To the extent they are available, the Internet Fund and the Technology 100 Fund pay dividends from net investment income and distribute capital gains annually. Shareholders will receive dividends and distributions in the form of additional shares of the Fund or class that paid them unless they have elected to receive payment in cash or have them invested in another Strong Fund.

                               INVESTMENT RISKS

Strong Internet Fund - Strong Technology 100 Fund

The Strong Internet Fund invests primarily in equity securities (including common stocks, preferred stocks, and securities convertible into these stocks, such as warrants and convertible bonds) of companies of any size that derive at least 50% of their revenues, expenses, or profits from the research, design, development, manufacturing, or distribution of products, processes, or services for use with Internet- or Intranet-related businesses. The principal risks of investing in the Fund are those associated with investing in the stock market ("Stock Risks"). Stock Risks refers to the fact that stock values experience periods of rising prices and periods of declining prices therefore, a shareholder may receive more or less money than originally invested. The Fund is also subject to "Foreign Securities Risks," because the Fund may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks from domestic investments including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. The Fund is subject to "Futures and Options Risks," because the Fund uses the futures and options to manage risk or hedge against market volatility. Futures and options may not always be successful hedges and may not successfully manage risk. Futures and options prices can be highly volatile and using them could lower the Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

        The Fund is also subject to "Internet Risks" because the Fund concentrates its assets in companies engaged in Internet- and Intranet-related businesses. The value of these companies is vulnerable to rapidly changing technology, extensive government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. These companies face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the P/E ratios of the general stock market. A P/E ratio describes the relationship between the price of a stock and its earnings per share during the last 12 months. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings. As a result of all of these factors, the Fund's shares are subject to abrupt or erratic price movements and are likely to fluctuate in value more than those of a fund investing in a broader range of securities. As a nondiversified fund, the Fund may take larger positions in individual stocks and is therefore also subject to "Nondiversified Risk." As a result, the shares of the Fund are likely to fluctuate in value more than those of a fund investing in a broader range of securities. The Fund is also subject to "Not Insured Risk," meaning that an investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental entity.

        In addition, the Fund is subject to "Small and Medium Companies Risk." Small- and medium-capitalization companies may experience more volatility than larger, more established companies because they often have narrower markets, more limited managerial and financial resources, and face a greater risk of business failure. The Fund is also subject to "Writing Options Risk" because the Fund writes put and call options. In doing so, the Fund receives fees for writing the options but is exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. Although writing options can serve as a limited or partial hedge against adverse market movements, whether or not a hedging strategy is successful depends on a variety of factors, particularly the ability of the Fund's managers to predict movements of the price of the hedged stock. Transactions involving written options may also include elements of leverage and could magnify the Fund's losses. In addition, using options in this manner may reduce the Fund's opportunity for investment gain. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by the use of offsetting options or futures or by designating liquid assets on its books and records. Finally, due to its investment strategy, the Fund may buy and sell securities frequently, thereby resulting in higher transaction costs and additional capital gains tax liabilities.

        The Strong Technology 100 Fund invests primarily in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The principal risks of investing in the Fund are Stock Risks, Foreign Securities Risks, Futures and Options Risks, Not Insured Risk, Small and Medium Companies Risks, and Writing Options Risks, as each is described above. The Fund is also subject to "Technology Risks" because the Fund concentrates its assets in companies engaged in the technology market sector. The value of these companies is vulnerable to rapidly changing technology, extensive government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. These companies face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the P/E ratios of the general stock market. A P/E ratio describes the relationship between the price of a stock and its earnings per share during the last 12 months. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings. As a result of all of these factors, the Fund's shares are subject to abrupt or erratic price movements and are likely to fluctuate in value more than those of a fund investing in a broader range of securities. In addition, due to its investment strategy, the Fund may buy and sell securities frequently, thereby resulting in higher transaction costs and additional capital gains tax liabilities.

        Significant Principal Risk Differences: The primary differences in principal risks between these two Funds relates to the fact that the Internet Fund concentrates its assets in companies engaged in Internet- and Intranet-related businesses ("Internet Risks") and the Technology 100 Fund concentrates its assets in companies engaged in the technology market sector ("Technology Risks"). The Technology 100 Fund may also invest in companies that are in Internet- and Intranet-related businesses in addition to investing in companies in other sectors (e.g., computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense and aerospace) and therefore, it may be less concentrated in a particular market or industry sector than the Internet Fund. The Technology 100 Fund invests only in 75 to 125 companies. The Internet Fund may invest in any number of companies, but, as a nondiversified fund, it takes larger positions in individual securities than the Technology 100 Fund and, therefore, its shares are likely to fluctuate in value more than the Technology 100 Fund's shares.

                   INFORMATION RELATING TO THE REORGANIZATION

        Description of the Reorganization. The following summary is qualified in its entirety by reference to the Reorganization Plan found in Exhibit A.

        The Reorganization Plan provides that all of the assets and liabilities of the Internet Fund will be transferred to the Technology 100 Fund at the Effective Time on the Closing Date of the Reorganization. In exchange for the transfer of these assets, the Technology 100 Fund will simultaneously issue at the Effective Time of the Reorganization a number of full and fractional Investor Class shares of the Technology 100 Fund to the Internet Fund equal in value to the net asset value of the Internet Fund immediately before the Effective Time of the Reorganization.

        Shareholders of the Internet Fund owning shares at the Effective Time of the Reorganization will receive a number of shares of the Investor Class of the Technology 100 Fund with the same aggregate value as the shareholder had in the Internet Fund immediately before the Reorganization. This will be accomplished by the establishment of accounts in the names of the shareholders of the Internet Fund on the share records of the Technology 100 Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Technology 100 Fund due to the shareholders of the Internet Fund. Shares of the Internet Fund will then be reclassified as shares of the Technology 100 Fund. The Technology 100 Fund will not issue share certificates to shareholders. Shares of the Technology 100 Fund to be issued will have no preemptive or conversion rights. No sales charges will be imposed in connection with the receipt of such shares by the Internet Fund's shareholders.

        Prior to the Closing Date, the Internet Fund may declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the Internet Fund shareholders all of its investment company taxable income for all taxable years to and including the Closing Date and all of its net capital gains realized in all taxable years to and including the Closing Date.

        The Reorganization Plan contains customary representations, warranties and conditions. The Reorganization Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by the shareholders of both the Internet Fund and Technology 100 Fund; (ii) receipt by the Internet Fund and the Technology 100 Fund of a tax opinion to the effect that the Reorganization will be tax free to the Internet Fund, the Technology 100 Fund, and the shareholders of each Fund; and (iii) an opinion from Wisconsin counsel that the shares of Strong Equity Funds, Inc., of which the Internet Fund and the Technology 100 Fund are series, issued and outstanding at the Effective Time and the shares of the Strong Equity Funds, Inc., representing the Technology 100 Fund, to be issued to shareholders of the Internet Fund are duly authorized and validly issued, fully paid and non-assessable, except to the extent provided by the Wisconsin Business Corporation Law ("WBCL"), and that no shareholder of the Technology 100 Fund has any option, warrant or preemptive right to subscription or purchase with respect to the Technology 100 Fund. The Reorganization Plan may be terminated if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board of Directors or an authorized officer of Strong Equity Funds, Inc. (the corporation of which both the Internet Fund and the Technology 100 Fund are series) determines that the Reorganization is inadvisable.

        Costs of Reorganization. Each Fund will pay its own expenses incurred in connection with the Reorganization.

        Federal Income Taxes. The combination of the Internet Fund and the Technology 100 Fund in the Reorganization is intended to qualify, for U.S. Federal income tax purposes, as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. If so, neither the Internet Fund nor its shareholders will recognize a gain or a loss as a result of the Reorganization; the tax basis of the Technology 100 Fund shares received will be the same as the basis of the Internet Fund shares exchanged; and the holding period of the Technology 100 Fund shares received will include the holding period of the Internet Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, Strong Equity Funds, Inc. will receive an opinion from special tax counsel to the Internet and Technology 100 Funds to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

        The sale of securities by the Internet Fund before the Reorganization could result in a taxable capital gains distribution before the Reorganization. Shareholders should consult their own tax advisors concerning the potential tax consequences of the Reorganization to them, including foreign, state, and local tax consequences.

        Capitalization. The following table sets forth as of April 30, 2001: (i) the unaudited capitalization of the Internet Fund; (ii) the unaudited capitalization of the Technology 100 Fund; and (iii) the unaudited pro forma combined capitalization of the Technology 100 Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase and redemption activity.

-----------------------------------------------------------------------------------------------------
                                                             Net Asset Value
Fund                                       Net Assets           Per Share        Shares Outstanding
-----------------------------------------------------------------------------------------------------
Strong Internet Fund                      $ 32,071,407.72   $3.512824             9,129,807.267
-----------------------------------------------------------------------------------------------------
Strong Technology 100 Fund                $184,207,650.58   $5.982790            30,789,588.164
-----------------------------------------------------------------------------------------------------
Pro Forma - Strong Technology 100 Fund    $216,279,058.30   $5.982790            36,150,198.802
-----------------------------------------------------------------------------------------------------

                        REASONS FOR THE REORGANIZATION

        At a meeting held on May 4, 2001, the Board of Directors ("Board") of Strong Equity Funds, Inc., of which the Internet Fund and the Technology 100 Fund are series, reviewed the proposed Reorganization. The Board received detailed information, including materials describing the Reorganization in terms of net assets, current and pro forma expenses, performance, and comparative investment objectives, and policies and restrictions.

        After thorough consideration, the Board of Strong Equity Funds, Inc., of which both the Internet Fund and the Technology 100 Fund are series, approved submission of the proposed Reorganization to shareholders, concluding that participation in the Reorganization is in the best interests of the Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. In particular, the Board reached the following conclusions:

        The Terms and Conditions of the Reorganization. The Board approved the terms of the Reorganization Plan, and in particular, the requirement that the transfer of assets in exchange for shares of the Technology 100 Fund will be at net asset value. In this regard, the Board concluded that the terms of the Reorganization do not involve overreaching on the part of any person concerned and that the conditions and policies of Rule 17a-8 under the 1940 Act will be followed. The Board also noted that the Reorganization would be submitted to the Internet Fund's shareholders.

        Expense Ratios. The Board reviewed information regarding comparative expense ratios (respective current and pro forma expense ratios are set forth in the "Fees and Expenses" section above). The Board concluded that expense ratios of the Technology 100 Fund are lower than the Internet Fund.

        The Comparative Performance Records. The Board reviewed detailed comparative performance information, taking into account performance over both the short term and for the life of the Funds. (For information about the performance record of the Technology 100 Fund, see Exhibit B - Management's Discussion of Fund Performance.)

        Compatibility of Investment Objectives, Policies, and Restrictions. The Board concluded that the investment objectives, policies, and restrictions of the Funds are substantially similar.

        Assumption of Liabilities. The Board took note of the fact that, under the Reorganization Plan, the Technology 100 Fund expects to acquire substantially all of the liabilities of the Internet Fund, other than those (if any) for which specific reserves have been set aside.

        Tax Consequences. The Board concluded that the Reorganization is expected to be free from Federal income taxes.

        Shareholder Liabilities and Rights. The Board concluded that there would be no substantial change in potential shareholder liability or in shareholder rights.

        Service Features. The Board noted that there would be no change in the services available to the Internet Fund's shareholders as a result of the Reorganization.

        The Board also considered other alternatives to the Reorganization and concluded that, taking into account these other alternatives, the Reorganization was the course of action that is in the best interests of the Internet Fund's shareholders. In summary, the Board concluded that the shareholders of the Internet Fund would benefit from the generally lower net expenses, larger asset base, and anticipated economies of scale that are expected to result from the Reorganization. Based on this information, the Board recommends that the shareholders of the Internet Fund approve the Reorganization.

                               SHAREHOLDER RIGHTS

        General. Strong Equity Funds, Inc., of which the Internet Fund and the Technology 100 Fund are series, was organized as a Wisconsin corporation on December 28, 1990. The Corporation is governed by its Articles of Incorporation and Bylaws, as each may be supplemented or amended from time to time. The Corporation is also governed by applicable Wisconsin law, and in particular the WBCL.

        Shares. Strong Equity Funds, Inc., of which the Internet Fund and the Technology 100 Fund are series, is authorized to issue an unlimited number of shares of common stock, with a par value of $0.00001, from an unlimited number of classes and series of shares. The shares of the Corporation have no preemptive, conversion, or subscription rights.

        Voting Rights. On any matter submitted to a vote of shareholders, all shares entitled to vote are voted on by individual series or class, except that:
(i) when so required by the 1940 Act, then shares are voted in the aggregate and not by individual series or class; and (ii) when the matter only affects the interest of one or more series or class, then only shareholders of such series or class are entitled to vote.

        Shareholder Meetings. An annual meeting of shareholders for the election of Directors and the transaction of such other business as may properly come before the meeting will be held in April of each year or at such other time and date as the Board of Directors of the Corporation selects. The Corporation is not required to hold an annual meeting of its shareholders in any year in which none of the following is required to be acted upon by shareholders under the 1940 Act: (i) election of directors; (ii) approval of the Corporation's investment advisory contract; (iii) ratification of the selection of the Corporation's independent public accountants; or (iv) approval of the Corporation's distribution agreement. Special meetings of shareholders of a Fund or class of shareholders may be called at any time by the Board of Directors, Chairman of the Board, Vice Chairman or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders may also be called on the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.

        Election and Term of Directors. Directors are elected annually at the annual meeting of shareholders or a special meeting held for that purpose. If no annual meeting of the shareholders of the Corporation is required to be held in a particular year pursuant to the Bylaws, Directors will be elected at the next annual meeting held. Each Director shall hold office until his or her successor has been duly elected and, if necessary, qualified, or until his or her death, removal, or resignation. Any Director may be removed, with or without cause, only at a meeting called for the purpose of removing the Director, if the votes cast in favor of the action exceed the votes cast in opposition of the action.

        Shareholder Liability. Under the WBCL, shareholders of a Wisconsin corporation are personally liable up to an amount equal to the par value of shares owned by them (and to the consideration for which shares without par value were issued) for debts owing to employees of the corporation for services performed for such corporation, but not exceeding six months service in any one case. The liability imposed by the predecessor to this statute was interpreted in a trial court decision to extend to the original issue price for shares, rather than the stated par value. However, the Corporation does not have any paid employees.

        Director Liability. To the fullest extent permitted by the WBCL and the 1940 Act, no Director or officer of the Corporation shall be liable to the Corporation or to its shareholders for money damages provided that such Director or officer is performing his or her duties in accordance with the standards of Wisconsin law.

                           ---------------------------

        The foregoing is only a summary of certain rights of shareholders of the Corporation under its Articles of Incorporation, Bylaws and state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

         APPROVAL OF OTHER PROPOSALS BY THE INTERNET AND TECHNOLOGY 100
                              FUNDS' SHAREHOLDERS

        In a separate proxy statement, the Technology 100 Fund's shareholders are also being asked to vote on the proposed Reorganization at the same time that the Internet Fund's shareholders are being asked to vote on the proposed Reorganization. The proposed Reorganization will only occur if shareholders of both Funds approve the Reorganization.

        Shareholders of the Technology 100 Fund and, except for the adoption of the revised advisory agreement, the Internet Fund are also being asked to vote on the following proposals at the Corporation's annual shareholder meeting:

        .   the election of members of its Board of Directors;
        .   the adoption of a revised advisory agreement; and
        .   ratification of independent auditors.

        Currently, a portion of the Technology 100 Fund's advisory fee includes fees for administration services provided by SCM. In the event that the Technology 100 Fund's shareholders approve a revised advisory agreement: (i) the Technology 100 Fund will no longer be subject to a 2.00% cap on fund expenses that had been included under a state law that has since been repealed; (ii) the advisory fee will be lowered by the amount currently being charged for administration services; and (iii) a new separate administration agreement will be entered into by the Fund and a separate fee will be charged for those services. In addition, it is anticipated that the Technology 100 Fund's Investor Class shares administration fees will increase by 0.05%. The pro forma expense information presented herein reflects these potential changes.

                 MORE INFORMATION ABOUT THE TECHNOLOGY 100 FUND
                              AND THE INTERNET FUND

        Information about the historical performance and portfolio manager of the Technology 100 Fund is contained in Exhibit C. Information concerning the operation and management of the Technology 100 Fund is also included in the current prospectus relating to the Technology 100 Fund, as it may be amended and/or supplemented. Additional information about the Technology 100 Fund is included in the prospectus and Statement of Additional Information for the Technology 100 Fund dated May 1, 2001, which are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling 1-800-368-3863. The current prospectus and Statement of Additional Information, as they may have been amended and/or supplemented, have been filed with the SEC.

        Information about the Internet Fund is included in the current prospectus dated May 1, 2001, as it may be amended and/or supplemented, which is incorporated by reference into this Proxy Statement/Prospectus. Additional information is included in the Statement of Additional Information of the Internet Fund dated May 1, 2001, which is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling 1-800-368-3863. The current prospectus and Statement of Additional Information, as they may have been amended and/or supplemented, have been filed with the SEC.

        The Technology 100 Fund and Internet Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and, in accordance with those Acts, file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can also be obtained by mail from the Public Reference Section, SEC, Washington, D.C. 20549 at prescribed rates. The SEC maintains a web site at http://www.sec.gov that contains reports and other information about the Funds.

        Financial Highlights. The fiscal year end of both the Internet Fund and the Technology 100 Fund is December 31.

        The financial highlights of the Technology 100 Fund dated as of December 31, 2001, which are contained in Exhibit C, have been audited by PricewaterhouseCoopers LLP, its independent accountants, and are incorporated by reference into this Proxy Statement/Prospectus. The unaudited pro forma financial statements for the Technology 100 Fund reflecting the Technology 100 Fund after the Reorganization are included in the statement of additional information relating to this transaction, which is incorporated by reference into this Proxy Statement/Prospectus.

        The financial highlights of the Internet Fund are contained in the Internet Fund's prospectus dated May 1, 2001, and have been audited by PricewaterhouseCoopers LLP, its independent accountants. That prospectus, including the financial highlights, is incorporated by reference into this Proxy Statement/Prospectus.

THE BOARD OF DIRECTORS OF STRONG EQUITY FUNDS, INC., OF WHICH THE INTERNET FUND IS A SERIES, RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.
                                      ---

                                 VOTING MATTERS

        General Information. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of Strong Equity Funds, Inc., of which the Internet Fund is a series, in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. The solicitation may also include telephone, facsimile, Internet, telegraph or oral communications by certain employees of SCM, who will not be paid for these services, and/or Georgeson Shareholder Communications Inc., a professional proxy solicitor retained by the Internet Fund for an estimated fee of [$_____], plus out-of-pocket expenses. Except for the services provided by SCM, the Internet Fund will pay the costs of the Meeting and the costs of the solicitation of proxies (i.e., votes) and the fees of Georgeson Shareholder Communications Inc. The Internet Fund will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Internet Fund.

        Voting Rights and Required Vote. Shareholders of the Internet Fund on the record date are entitled to one vote for each full share held and a fractional vote for each fractional share held. A majority of the shares of the Internet Fund entitled to vote, present in person or by proxy, constitutes a quorum. Approval of the Reorganization requires that the votes cast in favor of the Reorganization exceed the votes cast against the Reorganization. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of Strong Equity Funds, Inc. a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

        Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

        If sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the holders of a majority of shares present in person or by proxy at the meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the meeting. Any business that might have been transacted at the meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

        Record Date and Outstanding Shares. Only shareholders of record of the Internet Fund at the close of the New York Stock Exchange on Friday, May 11, 2001 ("Record Date") are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. At the close of the New York Stock Exchange on the Record Date, there were [insert number] shares of the Internet Fund outstanding and entitled to vote.

        Security Ownership of Certain Beneficial Owners and Management. As of the Record Date, the officers and Directors of the Internet Fund and the Technology 100 Fund as a group beneficially owned less than 1% of the outstanding shares of the Internet Fund and the Technology 100 Fund, respectively. As of the Record Date, to the best of the knowledge of the Internet Fund and the Technology 100 Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Internet Fund and the Technology 100 Fund, respectively:

-----------------------------------------------------------------------------------------------------
                                                                    Percentage      Type of
Name and Address                                 Fund               Ownership      Ownership anding
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

*       Record and Beneficial Ownership.
**      Record Ownership Only.
+       Beneficial Owner Only.

        Expenses. In order to obtain the necessary quorum at the Meeting, additional solicitations may be made by mail, telephone, telegraph, Internet, facsimile, or personal interview by representatives of the Corporation or SCM and/or their affiliates at an estimated cost of approximately $[insert amount]. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by the Internet Fund, except the cost of SCM employees, which will be borne by SCM. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

        The Board of Directors of Strong Equity Funds, Inc. knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

        Shareholder inquiries about the Internet Fund and the Technology 100 Fund may be addressed to the Strong Funds in writing at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.

        WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, WE ENCOURAGE YOU TO VOTE BY PROXY. YOU CAN VOTE BY PROXY BY COMPLETING, DATING, SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD USING THE ENCLOSED PREPAID ENVELOPE, BY CALLING OUR TOLL-FREE TELEPHONE NUMBER, OR BY VISITING OUR WEB SITE IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.

                           By Order of the Board of Directors,

                           /s/ Elizabeth N. Cohernour
                           --------------------------

                           Elizabeth N. Cohernour
                           Vice President and Secretary
                           Strong Equity Funds, Inc.

                   Exhibit A - Form of Plan of Reorganization

        THIS PLAN OF REORGANIZATION is dated as of May 7, 2001 ("Plan"), and has been adopted by the Board of Directors of Strong Equity Funds, Inc., a Wisconsin corporation ("Corporation") to provide for the reorganization of its Strong Internet Fund ("Selling Fund") into its Strong Technology 100 Fund ("Acquiring Fund"). The Selling Fund and the Acquiring Fund are sometimes referred to collectively, as the "Funds" and individually, as a "Fund."

                             PRELIMINARY STATEMENTS

        1. The Selling Fund and the Acquiring Fund are each series of the Corporation, which is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act").

        2. The Board of Directors of the Corporation has determined that the Reorganization (as defined below) is in the best interests of each Fund and that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization.

        3. This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code").

                                   PROVISIONS

        1. Plan of Reorganization. At the Effective Time (as that term is defined in Section 5 herein), the Selling Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title to the assets, free and clear of all liens, encumbrances and adverse claims except as provided in this Plan, and assign all liabilities to the Acquiring Fund. The Acquiring Fund shall acquire all these assets, and shall assume all these liabilities of the Selling Fund, in exchange for the issuance of shares (both full and fractional) of the Acquiring Fund to the shareholders of the Selling Fund, equivalent in value to the shares of the Selling Fund outstanding immediately prior to the Effective Time. These transactions are collectively referred to as the "Reorganization." The shares of the Acquiring Fund that are issued in exchange for the assets of the Selling Fund are referred to as the "Acquiring Fund Shares," and the shares of the Selling Fund that are held by the holders of such shares at the Effective Time are referred to as the "Selling Fund Shares." The assets and stated liabilities of the Selling Fund shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations and duties of the Selling Fund, to the extent that they exist at or after the Effective Time, shall after the Effective Time, attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund. If the Selling Fund is unable to make delivery of any of its portfolio securities pursuant to this Section to the Acquiring Fund because any of such securities purchased by the Selling Fund have not yet been delivered to it by the Selling Fund's broker or brokers, then, in lieu of such delivery, the Selling Fund shall deliver to the Acquiring Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of the broker or brokers, together with any other documents as may be required by the Acquiring Fund, including brokers' confirmation slips.

        2. Transfer of Assets. The assets of the Selling Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill and intangible property, and deferred or prepaid expenses, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Selling Fund and other property owned by the Selling Fund at the Effective Time.

        3. Liquidation of the Selling Fund. At the Effective Time, the Selling Fund will liquidate. Contemporaneous with the liquidation of the Selling Fund, each shareholder of the Selling Fund will be issued a number of Acquiring Fund Shares equal in value to the Selling Fund Shares held by that shareholder. This liquidation will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of record of the Selling Fund and representing the respective number of Acquiring Fund Shares due that shareholder. Each Selling Fund shareholder shall also have the right to receive any dividends or other distributions that were declared prior to the Effective Time, but unpaid at that time, with respect to the Selling Fund Shares that are held by such Selling Fund shareholders at the Effective Time. An amendment to the Articles of Incorporation of the Corporation in a form not materially different from that attached as Annex 1 to this Plan ("Articles Amendment") shall be filed to reflect that shares of the Acquired Fund have been exchanged for shares of the Acquiring Fund.

        4. Conditions of the Reorganization. Consummation of this Plan is subject to the following conditions:

        (a) Shares to be Issued upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization (i) have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes and (ii) will be duly registered in conformity with applicable federal and state securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant, or preemptive right of subscription or purchase with respect to the Acquiring Fund's Shares.

        (b) Marketable Title to Assets. The Selling Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Fund. Upon delivery and payment for these assets, the Acquiring Fund will have good and marketable title to the assets without restriction on the transfer of the assets free and clear of all liens, encumbrances and adverse claims.

        (c) Taxes. As of the Effective Time, all federal and other tax returns and reports of each Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Corporation's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

        (d) The Corporation shall have received an opinion of Godfrey & Kahn, S.C. based upon customary representations and assumptions, in form reasonably satisfactory to the Corporation and dated as of the Effective Time, to the effect that:

        (1) the shares of the Acquiring Fund issued and outstanding at the Effective Time are duly authorized and validly issued, fully paid and non-assessable by the Corporation, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes;

        (2) the Acquiring Fund Shares to be issued to the Selling Fund, as provided for by this Plan, are duly authorized and upon delivery pursuant to the terms of this Plan, will be validly issued, fully paid, and non-assessable by the Corporation, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes or any successor statute, and no shareholder of the Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof based on a review of the Corporation's Amended and Restated Articles of Incorporation and By-laws and otherwise to such counsel's knowledge;

        (3) the Selling Fund Shares issued and outstanding, at the Effective Time are duly authorized and validly issued, fully paid and non-assessable by the Selling Fund, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes;

        (4) the Board of Directors of the Corporation has duly authorized the Acquiring Fund and Selling Fund, each as a class of common stock of the Corporation, pursuant to the terms of the Amended and Restated Articles of Incorporation of the Corporation;

        (5) the consummation of the transactions contemplated by this Plan will not, violate the Amended and Restated Articles of Incorporation or Bylaws of the Corporation or any material agreement known to such counsel to which the Corporation, on behalf of either the Acquiring Fund or Selling Fund, is a party or by which it is bound;

        (6) to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Corporation of the transactions contemplated by this Plan, except such as have been obtained under the Securities Act of 1933 ("1933 Act"), state securities laws, the 1940 Act, the rules and regulations under those statutes and such as may be required under state securities laws, rules and regulations; and

        (7) the Acquiring Fund and the Selling Fund are each registered as a series of an investment company under the 1940 Act and such registration with the Securities and Exchange Commission ("SEC") as an investment company or series thereof under the 1940 Act is in full force and effect.

        Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement relating to the Reorganization or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the Selling Fund with certain officers of the Corporation and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto, the Form N-14 Registration Statement or any amendment thereof or supplement thereto, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to the Selling Fund contained or incorporated by reference in the Form N-14 Registration Statement; and (c) shall state that such opinion is solely for the benefit of the Corporation and its Board of Directors and officers.

        In giving such opinion, Godfrey & Kahn, S.C. may rely upon officers' certificates and certificates of public officials.

        (e) The Corporation shall have received on or before the Effective Time an opinion of Morgan, Lewis & Bockius LLP satisfactory to the Corporation, based upon customary representations and assumptions, substantially to the effect that the Reorganization, as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code, will have the following federal income tax consequences for Selling Fund shareholders, the Selling Fund, and the Acquiring Fund:

        (1) No gain or loss will be recognized by the Selling Fund upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's stated liabilities;

        (2) No gain or loss will be recognized by the Acquiring Fund on its receipt of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's liabilities;

        (3) The basis of the Selling Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Selling Fund's hands immediately before the Reorganization;

        (4) The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Selling Fund will include the holding period of those assets in the Selling Fund's hands immediately before the Reorganization;

        (5) No gain or loss will be recognized by the Selling Fund on the issuance of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for Selling Fund Shares;

        (6) No gain or loss will be recognized by the Selling Fund's shareholders as a result of the Selling Fund's distribution of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for the Selling Fund's shareholders' Selling Fund Shares;

        (7) The basis of the Acquiring Fund Shares received by the Selling Fund's shareholders will be the same as the basis of that Selling Fund's shareholders' Selling Fund Shares surrendered in exchange therefor; and

        (8) The holding period of the Acquiring Fund Shares received by the Selling Fund's shareholders will include the Selling Fund's shareholders' holding period for the Selling Fund's shareholders' Selling Fund Shares surrendered in exchange for the Acquiring Fund Shares, provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization.

        (f) This Plan, including the Articles Amendment, and the Reorganization contemplated by this Plan shall have been approved, at an annual or special meeting, by the shareholders of the Acquiring Fund and Selling Fund in a manner consistent with the requirements under the Wisconsin Statutes.

        (g) The Board of Directors of the Corporation, at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Fund of Acquiring Fund Shares at the Effective Time in exchange for the assets of the Selling Fund pursuant to the terms and provisions of this Plan.

        (h) The Corporation will not take any action or cause any action to be taken that is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code or results in the failure of the transaction to qualify as a reorganization with the meaning of Section 368(a) of the Code. At or prior to the Effective Time, the Corporation will take such action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to deliver the tax opinion contemplated in this Plan.

        5. Effective Time of the Reorganization. The exchange of the Selling Fund's assets for the corresponding issuance Acquiring Fund Shares shall be effective at 5:00 p.m., Central Time on August 31, 2001, or at such other time and date as fixed by the Board of Directors or any duly authorized officer of the Corporation ("Effective Time").

        6. Termination. This Plan and the transactions contemplated by this Plan may be terminated and abandoned by resolution of the Board of Directors of the Corporation, or at the discretion of any duly authorized officer of the Corporation, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board or officer, make proceeding with the Plan inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund or the Corporation, or the Corporation's Board of Directors or officers.

        7. Amendment and Waiver. This Plan may be amended, modified or supplemented at any time (to the fullest extent permitted by law) upon authorization by the Board of Directors, with or without shareholder approval; provided, that no amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Selling Fund's shareholders under this Plan to the detriment of the Selling Fund's shareholders or otherwise materially change the amendment to the Articles of Incorporation of the Corporation without further shareholder approval. The Board of Directors or any duly authorized officer of the Corporation, may waive any condition to the consummation of this Plan if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund or the shareholders of the Selling Fund.

        8. Fees and Expenses. Each Fund shall be solely liable for its own expenses incurred in connection with entering into and carrying out the transactions contemplated by this Plan, whether or not the transactions contemplated hereby are consummated.

        9. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Wisconsin.

                                                                         Annex 1
                                                                         -------

   To Be Effective Upon Filing With The Department Of Financial Institutions

                    AMENDMENT TO ARTICLES OF INCORPORATION

                                      OF

                           STRONG EQUITY FUNDS, INC.

    The undersigned Vice President and Assistant Secretary of Strong Equity Funds, Inc. ("Corporation"), hereby certifies that, in accordance with Section
180.1003 of the Wisconsin Statutes, the following Amendment was duly adopted by the Board of Directors of the Corporation on May 4, 2001 and subsequently approved by the shareholders of the classes designated as the Strong Internet Fund and the Strong Technology 100 Fund, each voting as a separate group, at a meeting held on July 20, 2001 in order to exchange all of the shares designated as the Strong Internet Fund as shares of the class designated as the Strong Technology 100 Fund in connection with a reorganization effected pursuant to a Plan of Reorganization ("Plan").

        1. Paragraph A of Article IV is hereby amended by deleting Paragraph A thereof and inserting the following as a new paragraph:

               "A. The Corporation shall have the authority to issue an indefinite number of shares of Common Stock with a par value of $.00001 per share. Subject to the following paragraph the authorized shares are classified as follows:

        Class                                                  Series          Authorized Number of Shares
        -----                                                  ------          ---------------------------
        Strong Advisor Mid Cap Growth Fund                     Class A                   Indefinite
                                                               Class B                   Indefinite
                                                               Class C                   Indefinite
                                                               Class L                   Indefinite
                                                               Class Z                   Indefinite
        Strong Advisor Small Cap Value Fund                    Class A                   Indefinite
                                                               Class B                   Indefinite
                                                               Class C                   Indefinite
                                                               Class L                   Indefinite
                                                               Class Z                   Indefinite
        Strong Dow 30 Value Fund                               Investor                  Indefinite
        Strong Enterprise Fund                                 Investor                  Indefinite
                                                               Advisor                   Indefinite
        Strong Growth Fund                                     Investor                  Indefinite
                                                               Advisor                   Indefinite
                                                               Institutional             Indefinite
        Strong Growth 20 Fund                                  Investor                  Indefinite
                                                               Advisor                   Indefinite
        Strong Index 500 Fund                                  Investor                  Indefinite
        Strong Large Cap Core Fund                             Investor                  Indefinite
        Strong Mid Cap Disciplined Fund                        Investor                  Indefinite

        Strong Technology 100 Fund                             Investor                  Indefinite
        Strong U.S. Emerging Growth Fund                       Investor                  Indefinite
        Strong Value Fund                                      Investor                  Indefinite"

        2. Article IV is hereby amended by adding a new paragraph, labeled Paragraph J, and inserting the following language:

               "J.    At the Effective Time (as defined in the Plan), each
outstanding share of Common Stock of the Strong Internet Fund shall be exchanged for Acquiring Fund Shares (as defined in the Plan) in accordance with the terms of the Plan. Certificates representing shares of the Strong Internet Fund shall be surrendered at the time and in the manner set forth in the Plan. Any such certificates that remain outstanding after the Effective Time shall be deemed to be automatically canceled, and shares represented by such certificates shall be restored to the status of authorized but unissued shares and shall be automatically exchanged as noted above."

               Executed in duplicate this ____ day of July, 2001.

                                    STRONG EQUITY FUNDS, INC.



                                    By:________________________________
                                        Cathleen A. Ebacher
                                        Vice President and Assistant Secretary

This instrument was drafted by

Kerry A. Jung
Strong Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051

            Exhibit B - Management's Discussion of Fund Performance
       (the following are excerpts from the Annual Reports of the Strong Internet Fund and the Strong Technology 100 Fund for the fiscal year ended December 31, 2000)

Strong Internet Fund

--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Internet Fund seeks capital growth. It invests primarily in companies engaged in Internet- and Intranet-related businesses. Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of companies of any size that derive at least 50% of their revenues, expenses, or profits from the research, design, development, manufacturing, or distribution of products, processes, or services for use with Internet- or Intranet-related businesses. Some examples of these companies include providers of broadband Internet access, web-site content, Internet software, and electronic commerce. To identify these companies, the Funds manager generally looks for several characteristics, including strong revenue growth, overall financial strength, competitive advantages, and effective management.

--------------------------------------------------------------------------------

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            From 12-31-99 to 12-31-00

         The Strong Internet Fund       S&P 500 Index*            Lipper Science & Technology
                                                                          Funds Index*
Dec 99            $10,000                 $10,000                          $10,000
Jan 00            $ 9,480                 $ 9,317                          $ 9,895
Feb 00            $11,980                 $ 9,317                          $12,560
Mar 00            $11,460                 $10,229                          $12,178
Apr 00            $ 9,390                 $ 9,921                          $10,756
May 00            $ 8,020                 $ 9,717                          $ 9,458
Jun 00            $ 9,710                 $ 9,957                          $10,892
Jul 00            $ 9,450                 $ 9,801                          $10,316
Aug 00            $10,950                 $10,410                          $11,881
Sep 00            $10,260                 $ 9,861                          $10,663
Oct 00            $ 8,940                 $ 9,819                          $ 9,493
Nov 00            $ 6,120                 $ 9,045                          $ 7,046
Dec 00            $ 5,550                 $ 9,089                          $ 6,973


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (S&P 500) and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL
                                  TOTAL RETURN/1/

                                 As of 12-31-00

                           1-year                -44.50%

                          Since Inception        -44.50%
                          (12-31-99)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

Q:   How did your Fund perform?

A: The Strong Internet Fund's annual performance on an absolute basis was disappointing, when being compared to our broad-based benchmark, the S&P 500 Index,* which returned -9.11%. However, the Fund was able to outperform its performance benchmark, the Inter@tive Week Internet Index,* which returned -51.23%. This above-average performance was achieved through a disciplined approach to valuation, avoidance of the dot-com mania, and stock blow-ups. The Funds NAV peaked on March 9, in the midst of the dot-com mania. After the ensuing correction in technology and Internet-related stocks, the Fund bounced back toward its prior highs in the middle of April, led by Internet infrastructure stocks. The cumulative effect of interest-rate hikes by the Federal Reserve, however, led to further correction.

     The Fund found its footing in mid-May, as valuations in business-to-business e-commerce stocks appeared to be bottoming. The Fund experienced a third-quarter rally based on strength in these stocks, recovering more than half of the correction. However, with no interest-rate relief in sight, fears of a weakening economy, and concerns about corporate earnings, the Fund then began a downward trend that bottomed on December 21.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The performance of the Fund went through four seasons, but not in the typical order. The first quarter was summer, as the valuations of new-economy Internet stocks set new record-high temperatures and overheated. The second quarter was the fall. Fears of accelerating wage and price inflation put a chill in the air and in the hearts of technology and Internet investors as the new economy corrected and gave way to the more defensive old-economy stocks.

     The third quarter represented spring. From more reasonable valuation levels, the Internet infrastructure and business-to-business e-commerce stocks staged a recovery as the prospects for these companies warmed up. The fourth quarter felt like winter. Concerns ranging from higher energy prices, an obviously weakening economy, apparent apathy from the Federal Reserve, and uncertainty over who would be our next President, resulted in investor sentiment readings dropping below freezing. The straw that broke the back of the Nasdaq and Internet stocks was Indecision 2000, the Presidential election. Because the contest was drawn out into December, the Federal Reserve couldn't move even if it had wanted to, as any move would have been interpreted as politically motivated. So as we all watched the political drama unfold, the economy was getting progressively worse. The uncertainty resulted in a massive correction in Nasdaq and Internet stocks, bringing the valuations back toward more normal historical levels.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: We look to own the highest-quality Internet-related companies available. We use a combination of quantitative and qualitative factors to narrow down a list of attractive investment candidates, and then dig deeper into the fundamentals of the business with an emphasis on valuation relative to other companies in its peer group. We complement our bottom-up approach with a big-picture, thematic trend analysis looking for large market opportunities where demand for innovative products or services vastly outstrips the supply. Using this approach, we work hard to discover the leading companies or first movers among Internet-related companies. In this way, we hope to own the future blue-chips of the Internet. This emphasis on quality helped us throughout the year.

     For example, one group of stocks that reflects an appealing macro trend is in Internet security, which has been a top-performing group for us throughout the year. The key leader in this group is Check Point Software Technologies.

     At the beginning of 2000, we carefully examined the valuations of the business-to-consumer (B2C) portal companies such as America Online and Yahoo. We determined they were overvalued, and underweighted this group until after they and many others had gone through the valuation correction of the second quarter. We also benefited by underweighting the business-to business (B2B) e-commerce stocks during the second quarter. We started accumulating B2B e-commerce companies in the May-June time frame once the valuations became more reasonable. Leaders in this group included Ariba, i2 Technologies, and Commerce One. As these stocks rebounded strongly during the third quarter, we were able to increase our lead relative to our performance benchmark, the Inter@tive Week Internet Index,* while enabling us to make up some ground compared to our broad-based benchmark the, S&P 500 Index.*

Q:   What is your future outlook?

A: We expect further interest-rate cuts through mid-year as the Fed tries to engineer a soft landing for the U.S. economy. Also, there are renewed prospects of tax cuts with the coming of the Bush administration. Stocks typically do well with these two macroeconomic tailwinds.

James W.M. Houlton
Portfolio Manager

/1/ The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision. The fund has a redemption fee of 1.00% against shares held for fewer than six months.

     The Fund concentrates its assets in companies engaged in Internet- and Intranet-related activities. As a result, the Fund shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. The Inter@ctive Week Internet Index is an unmanaged index generally representative of companies involved with providing digital interactive services, developing and marketing digital interactive software, and manufacturing digital interactive hardware. Source of the S&P index data is Standard & Poors Micropal. Source of the Lipper index data is Lipper Inc. Source of Inter@ctive index is Bloomberg.

Strong Technology 100 Fund

--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Technology 100 Fund seeks capital growth. It invests in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund's portfolio will likely include stocks from the following sectors: computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense, and aerospace.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           FROM 12-31-99 to 12-31-00

           The Strong Technology 100 Fund         S&P 500 Index*            Lipper Science & Technology
                                                                                   Funds Index*
Dec 99             $10,000                            $10,000                       $10,000
Jan 00             $10,130                            $ 9,497                       $ 9,895
Feb 00             $13,050                            $ 9,317                       $12,560
Mar 00             $12,550                            $10,229                       $12,178
Apr 00             $11,290                            $ 9,921                       $10,756
May 00             $10,120                            $ 9,717                       $ 9,458
Jun 00             $12,080                            $ 9,957                       $10,892
Jul 00             $11,210                            $ 9,801                       $10,316
Aug 00             $13,180                            $10,410                       $11,881
Sep 00             $11,770                            $ 9,861                       $10,663
Oct 00             $10,690                            $ 9,819                       $ 9,493
Nov 00             $ 7,450                            $ 9,045                       $ 7,046
Dec 00             $ 8,040                            $ 9,089                       $ 6,973


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results.

Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                TOTAL RETURN/1/

                                As of 12-31-00

                          1-year               -19.60%

                          Since Inception      -19.60%
                          (12-31-99)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

Q:   How did your Fund perform?

A: In the midst of the most severe bear market for technology shares in history, the Fund's annual performance on an absolute basis was disappointing, with regards to our broad-based benchmark, the S&P 500,* which returned -9.11%. However, we outperformed versus our peer benchmark, the Lipper Science & Technology Funds Index,* which returned-30.27%. This showed our ability to preserve capital as market conditions deteriorated from the March 10 high, reflecting our value of a disciplined approach to technology investing.

     The Fund's NAV peaked on March 10, coincident with the Nasdaq's all-time record close. Following a sharp correction in science and technology stocks, a narrower advance ensued, led by our holdings in leading semiconductor and Internet infrastructure companies. The Fund approached its prior high in mid-April, but then began to drop as higher interest rates hurt sector valuations. Since mid-April, the Fund's performance has been volatile with a downward bias, reaching its bottom on December 21.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The volatile performance of the Fund in 2000 was driven by four principal elements: Federal Reserve policies, shifts in investor psychology, relative sector valuations, and earnings growth.

     The most remarkable aspect of the first quarter's technology rally was that it occurred after nine months of interest-rate hikes by the Federal Reserve. Going back to 1999, the Fed's decision to inject liquidity into the system to quell Y2K concerns was at odds with its stated interest-rate bias, and helped support persistent strength in technology share prices. These contributed to a speculative bubble, reinforced by strong mutual fund cash inflows. Once the Y2K threat passed, the Federal Reserve acted to reduce liquidity by raising rates, and the technology party came to an abrupt end.

     In retrospect, shifts in money supply emboldened investors to take on additional risk as their collective actions stimulated share prices beyond those company fundamentals could support. This created a disconnect between the traditional relationship of lower valuations and higher interest rates. Following the first quarter, the valuations of technology shares were subject to severe compression, as investors struggled to value companies in a higher interest- rate environment and to assess the impact on earnings of the slowdown in GDP growth.

     The correction was magnified by the presence of better, more reasonably priced investment alternatives in other sectors, such as financial services and health care. Such stocks are also more defensive and recession-resistant.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Typically, half of the Fund's assets are in seasoned, dominant companies with strong market share and solid management. Examples include EMC, Sun Microsystems, and Oracle. The balance of the portfolio consists of companies we view as next-generation leaders (Checkpoint Software, Juniper Networks, Veritas Software, Applied Microcircuits), emerging-growth companies (BEA Systems and Triquint Semiconductor), and cyclical plays (Micron Technology).

     During the first quarter, the Fund benefited from our holdings in more speculative next-generation and emerging-growth companies. As technology shares peaked in April, we repositioned the portfolio out of concern for valuations and fears that Federal Reserve policy would create a headwind for many of our companies. We reduced the Fund's holdings in companies with the loftiest valuations, and increased our weighting in more reasonably priced established companies such as Microsoft, Cisco, and Pfizer. By the time the second leg of the tech sell-off began in mid-April, we had significantly reduced the portfolios overall valuation. This helped us to withstand that correction better than most of the tech sector.

     In late May and June, we gradually increased our exposure to carefully selected, leading biotechnology companies. We believe biotechs are relatively insensitive to macroeconomic trends and provide a counterweight to our more cyclical technology holdings.

     Finally, we did a good job of avoiding problems in those sectors of the market that took the hardest hits, including PC- and telecom-related companies.

Q:   What is your future outlook?

A: Currently, economic growth is moderating, and future growth prospects are uncertain. Fortunately, corporate expenditures on productivity-enhancement tools that help reduce costs or enhance supply-chain efficiency have traditionally held up well during prior periods of economic weakness. We do not expect this cycle to be any different. We believe the longer-term outlook for leading technology companies and next-generation companies addressing large-market opportunities is bright.

Derek V. W. Felske
Portfolio Manager

/1/ The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision. The fund has a redemption fee of 1.00% against shares held for fewer than six months.

     The Fund concentrates its assets in the technology market sector. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poors Micropal. Source of the Lipper index data is Lipper Inc.

       Exhibit C - Additional Information About the Technology 100 Fund


FUND PERFORMANCE
----------------
The following return information illustrates the performance of the Technology 100 Fund's Investor Class shares, which is one indication of the risks of investing in the Fund. Please keep in mind that the past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Calendar Year Total Returns

-------------------------------
Year        Technology 100
-------------------------------
2000                 -19.6%
-------------------------------

Best and Worst Quarterly Performance
(During the periods shown above)

Best quarter return             Worst quarter return
-------------------             --------------------
25.5% (1st Q 2000)               -31.7% (4th Q 2000)

Average Annual Total Returns
As of 12-31-00

Fund/Index                            1-year          Since Fund Inception/(1)/
Technology 100                        -19.60%         -19.60%
S&P 500 Index/(2)/                     -9.11%          -9.11%
Lipper Science & Technology           -30.27%         -30.27%
Funds Index/(3)/

/(1)/ The Technology 100 Fund commenced operations on December 31, 1999. /(2)/ The S&P 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index generally representative of the U.S. stock market.
/(3)/ The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category.

FINANCIAL HIGHLIGHTS
--------------------
This information describes investment performance of the Investor Class shares of the Technology 100 Fund for the period shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report.

STRONG TECHNOLOGY 100 FUND
----------------------------------------------------------------
                                                                   Dec. 31, 2000
Selected Per-Share Data /(a)/
----------------------------------------------------------------

Net Asset Value, Beginning of Period                               $   10.00
Income From Investment Operations:
    Net Investment Loss                                                (0.11)
    Net Realized and Unrealized Losses on Investments                  (1.85)
-----------------------------------------------------              ---------
Total from Investment Operations                                       (1.96)

Less Distributions:
    From Net Investment Income                                            --
-----------------------------------------------------              ---------
Total Distributions                                                       --
-----------------------------------------------------              ---------
Net Asset Value, End of Period                                     $    8.04
=============================================================      =========
Ratios and Supplemental Data
-----------------------------------------------------              ---------
Total Return                                                           -19.6%
Net Assets, End of Period (In Millions)                            $     248
Ratio of Expenses to Average Net Assets                                  1.6%
Ratio of Net Investment Loss to Average Net Assets                      (1.3%)
Portfolio Turnover Rate                                                688.4%

/(a)/ Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

PORTFOLIO MANAGER
-----------------
The following individual is the manager of the Technology 100 Fund:

Derek V.W. Felske manages the Technology 100 Fund. He has over 15 years of investment experience and is a Chartered Financial Analyst. Mr. Felske joined Strong in January 1999 as a Portfolio Manager and has managed the Technology 100 Fund since its inception in December 1999. From July 1996 to January 1999, Mr. Felske was the chief executive officer of Leawood Capital Management LLC. From September 1993 to July 1996, Mr. Felske was a vice president and a Portfolio Manager of equity funds at Twentieth Century Companies, Inc. From 1991 to 1993, Mr. Felske was a member of the portfolio management team at RCM Capital Management. Mr. Felske received his bachelor's degree in economics from Dartmouth College in 1980 and his master's of business administration in finance and accounting from Wharton Business School in 1991.

                VOTE BY TOUCH-TONE PHONE OR THROUGH THE INTERNET
          CALL TOLL-FREE: 1-888-221-0697 OR VISIT WWW.PROXY.STRONG.COM

                              STRONG INTERNET FUND

                 PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies and constitutes and appoints Elizabeth N. Cohernour, Cathleen A. Ebacher and Susan A. Hollister as proxies, each with power to act without the other, and with power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of stock of the above-referenced fund ("Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") to be held at 100 Heritage Reserve, Menomonee Falls, WI 53051 on July 20, 2001, at 8:00 a.m., Central Time, and at any adjournments thereof, with respect to the matters set forth below and described in the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus dated [June __, 2001], receipt of which is hereby acknowledged.

DATE: _________________________, 2001

NOTE: Please sign exactly as your name(s) appear(s) on this Proxy Card. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

-------------------------------------------
Signature(s)   (Title(s), if applicable)


--------------------------------------------------------------------------------

                     WE NEED YOUR VOTE BEFORE JULY 20, 2001

--------------------------------------------------------------------------------
PLEASE, your vote is important and as a shareholder, you are asked to be at the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to vote by proxy. You can do this in one of three ways: by
(1) completing, signing, dating, and promptly returning this Proxy Card using the enclosed postage prepaid envelope, (2) calling our toll-free telephone number at 1-888-221-0697, or (3) voting on the Strong web site at www.proxy.strong.com. Your prompt voting by proxy will help assure a quorum at the Meeting and avoid additional expenses to the Fund associated with further solicitation. Voting by proxy will not prevent you from personally voting your shares at the Meeting and you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or through the web site), or by telephone at 1-888-221-0697, of such revocation at any time before the Meeting.

--------------------------------------------------------------------------------

                             THANK YOU FOR YOUR TIME

                 PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------
This Proxy will be voted as specified. If no specification is made, this Proxy Card will be voted in favor of the Plan of Reorganization and in the discretion of the proxies as to any other matters that may properly come before the Meeting. Please indicate by filling in the appropriate box below.

1.  To approve the Plan of                  FOR [_]   AGAINST [_]   ABSTAIN [_]
    Reorganization, including an amendment
    to the Articles of Incorporation of
    Strong Equity Funds, Inc., as described
    in the Proxy Statement/Prospectus, and
    the transactions it contemplates.

2.  In their discretion, the proxies are
    authorized to vote upon such other
    business as may properly come before the Meeting.

--------------------------------------------------------------------------------
               TO BE COMPLETED AND SIGNED ON REVERSE SIDE OF CARD

                       STATEMENT OF ADDITIONAL INFORMATION
                                 [June __, 2001]

                            STRONG EQUITY FUNDS, INC.
                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051
                                 1-800-368-3863

        This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [June __, 2001] for the Special Meeting of Shareholders of Strong Internet Fund to be held on Friday, July 20, 2001. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

        Further information about the Strong Technology 100 Fund is contained in and incorporated by reference to the Technology 100 Fund's Statement of Additional Information dated May 1, 2001. The audited financial statements and related independent auditor's report(s) for the Technology 100 Fund contained in the Annual Report for the fiscal year ended December 31, 2000 are hereby incorporated herein by reference insofar as they relate to the Technology 100 Fund. No other parts of the Annual Report are incorporated by reference herein.

        Further information about the Strong Internet Fund is contained in and incorporated by reference to the Internet Fund's prospectus and Statement of Additional Information dated May 1, 2001. The audited financial statements and related independent accountant's report for the Internet Fund contained in the Annual Report for the fiscal year ended December 31, 2000, are incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein.

        Each Fund will furnish, without charge, a copy of its most recent Semi-Annual Report succeeding such Annual Report, if any, upon request. Requests should be directed to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.

    The date of this Statement of Additional Information is [June __, 2001].

                      Pro Forma Financial Statements of the
                   Strong Technology 100 Fund After the Merger

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES (unaudited)
--------------------------------------------------------------------------------
December 31, 2000

                                                                             (In Thousands, Except Per Share Amounts)
                                                                                                               Pro Forma
                                                                     Strong        Strong                   Combined Strong
                                                                   Technology     Internet     Pro Forma    Technology 100
                                                                    100 Fund        Fund      Adjustments       Fund
                                                                  ------------   ----------  -------------  --------------
Assets:
 Investments in Securities, at Value
   (Cost of $254,997, $56,986, and $311,983, respectively)          $ 245,531     $ 50,527                       $ 296,058
 Receivable for Securities Sold                                        25,674        5,164                          30,838
 Receivable for Fund Shares Sold                                          219            3                             222
 Dividends and Interest Receivable                                          9          ---                               9
 Other Assets                                                               1            1                               2
                                                                    ---------     --------                       ---------
 Total Assets                                                         271,434       55,695                         327,129

Liabilities:

 Payable for Securities Purchased                                      23,391        5,012                          28,403
 Payable for Fund Shares Redeemed                                         191          107                             298
 Short-Term Borrowings on Line of Credit                                  ---          800                             800
 Accrued Operating Expenses and Other Liabilities                         234           63                             297
                                                                    ---------     --------                       ---------
 Total Liabilities                                                     23,816        5,982                          29,798
                                                                    ---------     --------                       ---------
Net Assets                                                          $ 247,618     $ 49,713                       $ 297,331
                                                                    =========     ========                       =========
Net Assets Consist of:

 Capital Stock (par value and paid-in capital)                      $ 365,847     $ 96,319                       $ 462,166
 Accumulated Net Realized Loss                                       (108,763)     (40,147)                       (148,910)
 Net Unrealized Depreciation                                           (9,466)      (6,459)                        (15,925)
                                                                    ---------     --------                       ---------
 Net Assets                                                         $ 247,618     $ 49,713                       $ 297,331
                                                                    =========     ========                       =========

Capital Shares Outstanding (Unlimited Number Authorized)               30,814        8,950                          37,000

Net Asset Value Per Share                                           $    8.04     $   5.55                       $    8.04
                                                                    =========     ========                       =========

     See Notes to Pro Forma Financial Statements

PRO FORMA COMBINING STATEMENTS OF OPERATIONS (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended December 31, 2000

                                                                                                    (In Thousands)

                                                                                 Strong       Strong
                                                                               Technology    Internet
                                                                                100 Fund       Fund        Combined     Adjustments
                                                                               ----------    --------      --------     -----------
Income:

    Dividends (net of foreign withholding taxes of $0 and $2, respectively)     $    146     $     3       $    149
    Interest                                                                         619         126            745
-----------------------------------------------------------------------------------------------------------------------------------
    Total Income                                                                     765         129            894
-----------------------------------------------------------------------------------------------------------------------------------

Expenses:

    Investment Advisory Fees                                                       2,591         929          3,520       ($155)
    Custodian Fees                                                                    32          15             47
    Shareholder Servicing Costs                                                    1,026         410          1,436
    Reports to Shareholders                                                          275         108            383
    Other                                                                            211          97            308
-----------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                 4,135       1,559          5,694        (155)
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                                               (3,370)     (1,430)        (4,800)        155
-----------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                                 (119,988)    (40,304)      (160,292)
    Futures Contracts                                                             11,225         157         11,382
-----------------------------------------------------------------------------------------------------------------------------------
    Net Realized Loss                                                           (108,763)    (40,147)      (148,910)

  Net Change in Unrealized Appreciation/Depreciation on Investments               (9,466)     (6,459)       (15,925)
-----------------------------------------------------------------------------------------------------------------------------------
Net Loss on Investments                                                         (118,229)    (46,606)      (164,835)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                           ($121,599)   ($48,036)     ($169,635)      ($155)
===================================================================================================================================

----------------------------------------------------------------------------------------------
                                                                                    Pro Forma
                                                                                     Combined
                                                                                      Strong
                                                                                    Technology
                                                                                     100 Fund
                                                                                    ----------
Income:
    Dividends (net of foreign withholding taxes of $0 and $2, respectively)        $    149
    Interest                                                                            745
----------------------------------------------------------------------------------------------
    Total Income                                                                        894
----------------------------------------------------------------------------------------------

Expenses:
    Investment Advisory Fees                                                          3,365
    Custodian Fees                                                                       47
    Shareholder Servicing Costs                                                       1,436
    Reports to Shareholders                                                             383
    Other                                                                               308
----------------------------------------------------------------------------------------------
    Total Expenses                                                                    5,539
----------------------------------------------------------------------------------------------
Net Investment Loss                                                                  (4,645)
----------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                                    (160,292)
    Futures Contracts                                                                11,382
---------------------------------------------------------------------------------------------
    Net Realized Loss                                                              (148,910)

  Net Change in Unrealized Appreciation/Depreciation on Investments                 (15,925)
---------------------------------------------------------------------------------------------
Net Loss on Investments                                                            (164,835)
---------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                              ($169,480)
=============================================================================================

     See Notes to Pro Forma Financial Statements

Pro Forma Combining Statement of Investments (unaudited) as of December 31, 2000
--------------------------------------------------------------------------------
                          Strong Technology 100 Fund
--------------------------------------------------------------------------------
                                                        Shares or
                                                        Principal
                                                         Amount         Value
--------------------------------------------------------------------------------
Common Stocks 99.1%
Computer - Graphics 1.2%
Cadence Design Systems, Inc. (b)                         110,000      $3,025,000

Computer - Local Networks 2.3%
Extreme Networks, Inc. (b)                                41,200       1,611,950
Finisar Corporation (b)                                  139,200       4,036,800
                                                                      ----------
                                                         180,400       5,648,750
Computer - Manufacturers 1.6%
Palm, Inc. (b)                                            53,000       1,500,563
Sun Microsystems, Inc. (b)                                85,000       2,369,375
                                                                      ----------
                                                                       3,869,938

Computer - Memory Devices 3.5%
EMC Communications Corporation (b)                        56,000       3,724,000
Network Appliance, Inc. (b)                               43,900       2,819,889
Quantum Corporation - DLT & Storage Systems (b)          155,000       2,063,438
                                                                      ----------
                                                                       8,607,327

Computer - Services 1.2%
DST Systems, Inc. (b)                                     19,500       1,306,500
Unisys Corporation (b)                                   121,000       1,769,625
                                                                      ----------
                                                                       3,076,125

Computer Software - Education/Entertainment 1.0%
Electronic Arts, Inc. (b)                                 58,600       2,497,825

Computer Software - Enterprise 14.2%
Adobe Systems, Inc.                                       30,000       1,745,625
Citrix Systems, Inc. (b)                                  99,000       2,227,500
Documentum, Inc. (b)                                      28,000       1,391,250
J.D. Edwards & Company (b)                                76,000       1,353,750
i2 Technologies, Inc. (b)                                 90,100       4,899,187
Mercury Interactive Corporation (b)                       41,500       3,745,375
Micromuse, Inc. (b)                                       37,500       2,263,477
Oracle Systems Corporation (b)                            96,500       2,804,531
Parametric Technology Corporation (b)                    110,000       1,478,125
PeopleSoft, Inc. (b)                                      31,000       1,152,813
Siebel Systems, Inc. (b)                                  40,000       2,705,000
Synopsys, Inc. (b)                                        31,500       1,494,281
TIBCO Software, Inc. (b)                                  27,000       1,294,312
VERITAS Software Corporation (b)                          76,200       6,667,500
                                                                      ----------
                                                                      35,222,726

Computer Software - Security 0.7%
Check Point Software Technologies, Ltd. (b)               13,800       1,843,163

Diversified Operations 1.8%
Agilent Technologies, Inc. (b)                            82,000     4,489,500

Electronics - Laser Systems/Component 0.6%
Cymer, Inc. (b)                                           55,000     1,415,391

Electronics - Measuring Instruments 2.6%
Tektronix, Inc. (b)                                      129,500     4,362,531
Waters Corporation (b)                                    24,200     2,020,700
                                                                   -----------
                                                                     6,383,231

Electronics - Miscellaneous Components 1.1%
RF Micro Devices, Inc. (b)                                96,900     2,658,694

Electronics - Scientific Instruments 4.2%
Applera Corporation-Applied Biosystems Group              44,500     4,185,781
Millipore Corporation                                     27,000     1,701,000
Newport Corporation                                       58,100     4,567,205
                                                                   -----------
                                                                    10,453,986

Electronics - Semiconductor Equipment 3.4%
Applied Materials, Inc. (b)                               68,500     2,615,844
Credence Systems Corporation (b)                          80,000     1,840,000
KLA-Tencor Corporation (b)                                66,000     2,223,375
Novellus Systems, Inc. (b)                                49,500     1,778,906
                                                                   -----------
                                                                     8,458,125

Electronics - Semiconductor Manufacturing 11.5%
Applied Micro Circuits Corporation (b)                    15,000     1,125,703
Atmel Corporation (b)                                    100,000     1,162,500
Broadcom Corporation (b)                                  19,500     1,647,750
Integrated Device Technology, Inc. (b)                    94,000     3,113,750
Linear Technology Corporation                             34,000     1,572,500
Maxim Integrated Products, Inc. (b)                       51,500     2,462,344
Micron Technology, Inc. (b)                               60,000     2,130,000
QLogic Corporation (b)                                    52,000     4,004,000
Texas Instruments, Inc.                                   43,000     2,037,125
TriQuint Semiconductor, Inc. (b)                          62,000     2,708,625
Vitesse Semiconductor Corporation (b)                     32,000     1,770,000
Xilinx, Inc. (b)                                         102,700     4,737,037
                                                                   -----------
                                                                    28,471,334

Electronics Products - Miscellaneous 5.0%
Celestica, Inc. (b)                                       54,100     2,934,925
Flextronics International, Ltd. (b)                      110,000     3,135,000
Gemstar-TV Guide International, Inc. (b)                  70,500     3,251,813
Jabil Circuit, Inc. (b)                                   62,000     1,573,250
Sanmina Corporation (b)                                   18,000     1,379,250
                                                                   -----------
                                                                    12,274,238

Finance - Investment Brokers 3.7%
The Goldman Sachs Group, Inc.                             28,000     2,994,250
Lehman Brothers Holdings, Inc.                            44,400     3,002,550

Morgan Stanley, Dean Witter & Company                      40,000     3,170,000
                                                                    -----------
                                                                      9,166,800

Internet - E*Commerce 0.7%
Critical Path, Inc. (b)                                    52,000     1,599,000

Internet - Internet Service Provider/Content 4.0%
America Online, Inc. (b)                                   72,000     2,505,600
Commerce One, Inc. (b)                                     75,000     1,898,437
USinternetworking, Inc. (b)                               574,500     2,872,500
Yahoo! Inc. (b)                                            90,000     2,715,469
                                                                    -----------
                                                                      9,992,006

Internet - Network Security/Solutions 6.2%
Cisco Systems, Inc. (b)                                    77,500     2,964,375
Inktomi Corporation (b)                                    85,000     1,519,375
Juniper Networks, Inc. (b)                                 41,500     5,231,594
VeriSign, Inc. (b)                                         74,200     5,504,712
                                                                    -----------
                                                                     15,220,056

Internet - Software 4.8%
Agile Software Corporation (b)                             81,000     3,999,375
Ariba, Inc. (b)                                            35,500     1,908,125
Art Technology Group, Inc. (b)                             44,500     1,360,031
BEA Systems, Inc. (b)                                      53,000     3,567,563
Vignette Corporation (b)                                   62,000     1,116,000
                                                                    -----------
                                                                     11,951,094

Medical - Biomedical/Genetics 7.8%
Amgen, Inc. (b)                                            34,000     2,173,875
COR Therapeutics, Inc. (b)                                 17,500       615,781
Genentech, Inc. (b)                                        70,000     5,705,000
Genzyme Corporation (b)                                    34,000     3,057,875
Human Genome Sciences, Inc. (b)                            35,200     2,439,800
Immunex Corporation (b)                                    52,000     2,112,500
Millennium Pharmaceuticals, Inc. (b)                       52,500     3,248,438
                                                                    -----------
                                                                     19,353,269

Medical - Ethical Drugs 0.5%
Alza Corporation (b)                                       29,500     1,253,750

Medical - Products 0.6%
MiniMed, Inc. (b)                                          38,000     1,597,187

Retail - Consumer Electronics 0.8%
Best Buy Company, Inc. (b)                                 62,500     1,847,656

Telecommunications - Cellular 0.5%
Nextel Communications, Inc. Class A (b)                    51,000     1,262,250

Telecommunications - Equipment 13.1%
ADC Telecommunications, Inc. (b)                          138,500     2,510,312
Alcatel SA ADR                                             24,000     1,342,500
CIENA Corporation (b)                                      44,500     3,621,187

Comverse Technology, Inc. (b)                                           5,500              597,438
Corning, Inc.                                                          31,000            1,637,187
Corvis Corporation (b)                                                 44,500            1,059,656
JDS Uniphase Corporation (b)                                           23,000              958,813
Nokia Corporation Sponsored ADR                                        43,000            1,870,500
Nortel Networks Corporation                                            62,000            1,987,875
Powerwave Technologies, Inc. (b)                                       39,500            2,310,750
Qualcomm, Inc. (b)                                                     64,500            5,301,094
Redback Networks, Inc. (b)                                             63,500            2,603,500
SDL, Inc. (b)                                                          16,500            2,445,094
Sonus Networks, Inc. (b)                                               60,000            1,515,000
Sycamore Networks, Inc. (b)                                            22,000              819,500
Tellabs, Inc. (b)                                                      34,000            1,921,000
                                                                                      ------------
                                                                                        32,501,406

Telecommunications - Services 0.5%
Level 3 Communications, Inc. (b)                                       40,000            1,312,500
--------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $254,917,857)                                                245,452,327
--------------------------------------------------------------------------------------------------
Short-Term Investments (a) 0.0%
Commercial Paper
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                                            $ 22,500               22,500
Sara Lee Corporation, 6.25%                                            56,400               56,400
Wisconsin Electric Power Company, 6.24%                                   100                  100
--------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $79,000)                                                 79,000
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $254,996,857) 99.1%                              245,531,327
Other Assets and Liabilities, Net (0.9%)                                                 2,086,682
--------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                     $247,618,009
==================================================================================================

--------------------------------------------------------------------------------------------------
                                      STRONG INTERNET FUND
--------------------------------------------------------------------------------------------------
                                                                      Shares or
                                                                      Principal
                                                                       Amount          Value
--------------------------------------------------------------------------------------------------
Common Stocks 100.4%
Computer - Local Networks 3.0%
Brocade Communications Systems, Inc. (b)                               10,400         $    954,850
Extreme Networks, Inc. (b)                                             13,700              536,013
                                                                                      ------------
                                                                                         1,490,863

Computer - Manufacturers 6.3%
Avici Systems, Inc. (b)                                                25,000              615,625
Sun Microsystems, Inc. (b)                                             91,000            2,536,625
                                                                                      ------------
                                                                                         3,152,250

Computer Software - Enterprise 10.6%

i2 Technologies, Inc. (b)                                   43,700     2,376,187
Mercury Interactive Corporation (b)                          6,500       586,625
Micromuse, Inc. (b)                                         14,900       899,355
TIBCO Software, Inc. (b)                                    29,000     1,390,187
                                                                    ------------
                                                                       5,252,354

Computer Software - Security 4.1%
Check Point Software Technologies, Ltd. (b)                 15,200     2,030,150

Electronics - Semiconductor Manufacturing 6.9%
Applied Micro Circuits Corporation (b)                      13,900     1,043,151
Broadcom Corporation (b)                                    21,000     1,774,500
TriQuint Semiconductor, Inc. (b)                             6,900       301,444
Xilinx, Inc. (b)                                             7,000       322,875
                                                                    ------------
                                                                       3,441,970

Internet - E*Commerce 4.1%
Critical Path, Inc. (b)                                     22,200       682,650
DoubleClick, Inc. (b)                                       40,000       440,000
eBay, Inc. (b)                                              27,500       907,500
                                                                    ------------
                                                                       2,030,150

Internet - Internet Service Provider/Content 12.0%
America Online, Inc. (b)                                   124,900     4,346,520
Commerce One, Inc. (b)                                      13,000       329,063
Yahoo! Inc. (b)                                             43,800     1,321,528
                                                                    ------------
                                                                       5,997,111

Internet - Network Security/Solutions 23.0%
Cisco Systems, Inc. (b)                                    116,200     4,444,650
Juniper Networks, Inc. (b)                                  42,300     5,332,444
VeriSign, Inc. (b)                                          22,410     1,662,542
                                                                    ------------
                                                                      11,439,636

Internet - Software 12.7%
Ariba, Inc. (b)                                             38,000     2,042,500
BEA Systems, Inc. (b)                                       17,000     1,144,312
Interwoven, Inc. (b)                                        15,200     1,002,250
Vignette Corporation (b)                                    37,000       666,000
webMethods, Inc. (b)                                        16,500     1,467,469
                                                                    ------------
                                                                       6,322,531

Telecommunications - Equipment 15.2%
Anaren Microwave, Inc. (b)                                   4,000       268,750
CIENA Corporation (b)                                       23,000     1,871,625
Nokia Corporation Sponsored ADR                             13,500       587,250
Qualcomm, Inc. (b)                                          58,700     4,824,406
                                                                    ------------
                                                                       7,552,031

Telecommunications - Services 2.5%
Qwest Communications International, Inc. (b)                                    30,000         1,230,000
--------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $56,397,997)                                                        49,939,046
--------------------------------------------------------------------------------------------------------

Short-Term Investments (a) 1.2%
Commercial Paper 0.2%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                                                     $ 92,900            92,900
Wisconsin Electric Power Company, 6.24%                                            100               100
                                                                                            ------------
                                                                                                  93,000

United States Government Issues 1.0%
United States Treasury Bills, Due 3/08/01                                      500,000           494,881
--------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $587,683)                                                     587,881
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $56,985,680) 101.6%                                     50,526,927
Other Assets and Liabilities, Net (1.6%)                                                        (814,372)
--------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                           $ 49,712,555
========================================================================================================

--------------------------------------------------------------------------------------------------------
                           Pro Forma Combined Strong Technology 100 Fund
--------------------------------------------------------------------------------------------------------
                                                                               Shares or
                                                                               Principal
                                                                                Amount         Value
--------------------------------------------------------------------------------------------------------
Common Stocks 99.4%
Computer - Graphics 1.0%
Cadence Design Systems, Inc. (b)                                               110,000      $  3,025,000

Computer - Local Networks 2.4%
Brocade Communications Systems, Inc. (b)                                        10,400           954,850
Extreme Networks, Inc. (b)                                                      54,900         2,147,963
Finisar Corporation (b)                                                        139,200         4,036,800
                                                                                            ------------
                                                                                               7,139,613

Computer - Manufacturers 2.4%
Avici Systems, Inc. (b)                                                         25,000           615,625
Palm, Inc. (b)                                                                  53,000         1,500,563
Sun Microsystems, Inc. (b)                                                     176,000         4,906,000
                                                                                            ------------
                                                                                               7,022,188

Computer - Memory Devices 2.9%
EMC Communications Corporation (b)                                              56,000         3,724,000
Network Appliance, Inc. (b)                                                     43,900         2,819,889
Quantum Corporation - DLT & Storage Systems (b)                                155,000         2,063,438
                                                                                            ------------
                                                                                               8,607,327

Computer - Services 1.0%
DST Systems, Inc. (b)                                                           19,500         1,306,500
Unisys Corporation (b)                                                         121,000         1,769,625
                                                                                            ------------
                                                                                               3,076,125

Computer Software - Education/Entertainment 0.8%
Electronic Arts, Inc. (b)                                   58,600     2,497,825

Computer Software - Enterprise 13.6%
Adobe Systems, Inc.                                         30,000     1,745,625
Citrix Systems, Inc. (b)                                    99,000     2,227,500
Documentum, Inc. (b)                                        28,000     1,391,250
J.D. Edwards & Company (b)                                  76,000     1,353,750
i2 Technologies, Inc. (b)                                  133,800     7,275,374
Mercury Interactive Corporation (b)                         48,000     4,332,000
Micromuse, Inc. (b)                                         52,400     3,162,832
Oracle Systems Corporation (b)                              96,500     2,804,531
Parametric Technology Corporation (b)                      110,000     1,478,125
PeopleSoft, Inc. (b)                                        31,000     1,152,813
Siebel Systems, Inc. (b)                                    40,000     2,705,000
Synopsys, Inc. (b)                                          31,500     1,494,281
TIBCO Software, Inc. (b)                                    56,000     2,684,499
VERITAS Software Corporation (b)                            76,200     6,667,500
                                                                     -----------
                                                                      40,475,080


Computer Software - Security 1.3%
Check Point Software Technologies, Ltd. (b)                 29,000     3,873,313

Diversified Operations 1.5%
Agilent Technologies, Inc. (b)                              82,000     4,489,500

Electronics - Laser Systems/Component 0.5%
Cymer, Inc. (b)                                             55,000     1,415,391

Electronics - Measuring Instruments 2.2%
Tektronix, Inc. (b)                                        129,500     4,362,531
Waters Corporation (b)                                      24,200     2,020,700
                                                                     -----------
                                                                       6,383,231

Electronics - Miscellaneous Components 0.9%
RF Micro Devices, Inc. (b)                                  96,900     2,658,694

Electronics - Scientific Instruments 3.5%
Applera Corporation-Applied Biosystems Group                44,500     4,185,781
Millipore Corporation                                       27,000     1,701,000
Newport Corporation                                         58,100     4,567,205
                                                                     -----------
                                                                      10,453,986

Electronics - Semiconductor Equipment 2.9%
Applied Materials, Inc. (b)                                 68,500     2,615,844
Credence Systems Corporation (b)                            80,000     1,840,000
KLA-Tencor Corporation (b)                                  66,000     2,223,375
Novellus Systems, Inc. (b)                                  49,500     1,778,906
                                                                     -----------
                                                                       8,458,125
Electronics - Semiconductor Manufacturing 10.7%
Applied Micro Circuits Corporation (b)                      28,900     2,168,854
Atmel Corporation (b)                                      100,000     1,162,500

Broadcom Corporation (b)                                   40,500     3,422,250
Integrated Device Technology, Inc. (b)                     94,000     3,113,750
Linear Technology Corporation                              34,000     1,572,500
Maxim Integrated Products, Inc. (b)                        51,500     2,462,344
Micron Technology, Inc. (b)                                60,000     2,130,000
QLogic Corporation (b)                                     52,000     4,004,000
Texas Instruments, Inc.                                    43,000     2,037,125
TriQuint Semiconductor, Inc. (b)                           68,900     3,010,069
Vitesse Semiconductor Corporation (b)                      32,000     1,770,000
Xilinx, Inc. (b)                                          109,700     5,059,912
                                                                     ----------
                                                                     31,913,304

Electronics Products - Miscellaneous 4.1%
Celestica, Inc. (b)                                        54,100     2,934,925
Flextronics International, Ltd. (b)                       110,000     3,135,000
Gemstar-TV Guide International, Inc. (b)                   70,500     3,251,813
Jabil Circuit, Inc. (b)                                    62,000     1,573,250
Sanmina Corporation (b)                                    18,000     1,379,250
                                                                     ----------
                                                                     12,274,238

Finance - Investment Brokers 3.1%
The Goldman Sachs Group, Inc.                              28,000     2,994,250
Lehman Brothers Holdings, Inc.                             44,400     3,002,550
Morgan Stanley, Dean Witter & Company                      40,000     3,170,000
                                                                     ----------
                                                                      9,166,800

Internet - E*Commerce 1.2%
Critical Path, Inc. (b)                                    74,200     2,281,650
DoubleClick, Inc. (b)                                      40,000       440,000
eBay, Inc. (b)                                             27,500       907,500
                                                                     ----------
                                                                      3,629,150

Internet - Internet Service Provider/Content 5.4%
America Online, Inc. (b)                                  196,900     6,852,120
Commerce One, Inc. (b)                                     88,000     2,227,500
USinternetworking, Inc. (b)                               574,500     2,872,500
Yahoo! Inc. (b)                                           133,800     4,036,997
                                                                     ----------
                                                                     15,989,117

Internet - Network Security/Solutions 9.0%
Cisco Systems, Inc. (b)                                   193,700     7,409,025
Inktomi Corporation (b)                                    85,000     1,519,375
Juniper Networks, Inc. (b)                                 83,800    10,564,038
VeriSign, Inc. (b)                                         96,610     7,167,254
                                                                     ----------
                                                                     26,659,692

Internet - Software 6.2%
Agile Software Corporation (b)                             81,000     3,999,375
Ariba, Inc. (b)                                            73,500     3,950,625
Art Technology Group, Inc. (b)                             44,500     1,360,031
BEA Systems, Inc. (b)                                      70,000     4,711,875
Interwoven, Inc. (b)                                       15,200     1,002,250
Vignette Corporation (b)                                  111,200     1,782,000
webMethods, Inc. (b)                                       16,500     1,467,469
                                                                     ----------
                                                                     18,273,625

Medical - Biomedical/Genetics 6.5%
Amgen, Inc. (b)                                             34,000     2,173,875
COR Therapeutics, Inc. (b)                                  17,500       615,781
Genentech, Inc. (b)                                         70,000     5,705,000
Genzyme Corporation (b)                                     34,000     3,057,875
Human Genome Sciences, Inc. (b)                             35,200     2,439,800
Immunex Corporation (b)                                     52,000     2,112,500
Millennium Pharmaceuticals, Inc. (b)                        52,500     3,248,438
                                                                      ----------
                                                                      19,353,269

Medical - Ethical Drugs 0.4%
Alza Corporation (b)                                        29,500     1,253,750

Medical - Products 0.5%
MiniMed, Inc. (b)                                           38,000     1,597,187

Retail - Consumer Electronics 0.6%
Best Buy Company, Inc. (b)                                  62,500     1,847,656

Telecommunications - Cellular 0.4%
Nextel Communications, Inc. Class A (b)                     51,000     1,262,250

Telecommunications - Equipment 13.5%
ADC Telecommunications, Inc. (b)                           138,500     2,510,312
Alcatel SA ADR                                              24,000     1,342,500
Anaren Microwave, Inc. (b)                                   4,000       268,750
CIENA Corporation (b)                                       67,500     5,492,812
Comverse Technology, Inc. (b)                                5,500       597,438
Corning, Inc.                                               31,000     1,637,187
Corvis Corporation (b)                                      44,500     1,059,656
JDS Uniphase Corporation (b)                                23,000       958,813
Nokia Corporation Sponsored ADR                             56,500     2,457,750
Nortel Networks Corporation                                 62,000     1,987,875
Powerwave Technologies, Inc. (b)                            39,500     2,310,750
Qualcomm, Inc. (b)                                         123,200    10,125,500
Redback Networks, Inc. (b)                                  63,500     2,603,500
SDL, Inc. (b)                                               16,500     2,445,094
Sonus Networks, Inc. (b)                                    60,000     1,515,000
Sycamore Networks, Inc. (b)                                 22,000       819,500
Tellabs, Inc. (b)                                           34,000     1,921,000
                                                                     -----------
                                                                      40,053,437

Telecommunications - Services 0.9%
Level 3 Communications, Inc. (b)                            40,000     1,312,500
Qwest Communications International, Inc. (b)                30,000     1,230,000
                                                                     -----------
                                                                       2,542,500
                                                                     -----------
-------------------------------------------------------------------- -----------
Total Common Stocks (Cost $311,315,854)                              295,391,373
--------------------------------------------------------------------------------

Short-Term Investments (a) 0.2%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand

Firstar Bank, N.A., 6.32%                                  $ 115,400     115,400
Sara Lee Corporation, 6.25%                                   56,400      56,400
Wisconsin Electric Power Company, 6.24%                          200         200
                                                                     -----------
                                                                         172,000

United States Government Issues 0.2%
United States Treasury Bills, Due 3/08/01                   500,000      494,881
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $666,683)                             666,881
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $311,982,537) 99.6%            296,058,254
Other Assets and Liabilities, Net 0.4%                                 1,272,310
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $297,330,564
================================================================================


(a) Short-term investments include any security which has a remaining maturity of less than one year.

(b)  Non-income producing security.

See Notes to Pro Forma Financial Statements

STRONG EQUITY FUNDS, INC. (Technology 100)
Notes to Pro Forma Financial Statements

1.   BASIS OF COMBINATION

The unaudited Pro Forma Combining Schedule of Investments, Pro Forma Combining Statements of Assets and Liabilities and Pro Forma Combining Statements of Operations give effect to the proposed merger of the Strong Internet Fund into the Strong Technology 100 Fund. The proposed merger will be accounted for by the method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The
Merger will be accomplished by an exchange of all outstanding shares of the Strong Internet Fund in exchange for shares of the Strong Technology 100 Fund.

The pro forma combining statements should be read in conjunction with the historical financial statements of the constituent funds and the notes thereto incorporated by reference in the Statement of Additional Information.

Strong Equity Funds, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

a) The Pro Forma Combining Statements of Assets and Liabilities assume the issuance of additional shares of the respective Strong Fund as if the reorganization had taken place on December 31, 2000 and are based on the net asset value of the acquiring fund. In addition, the Strong Technology 100 Fund is the surviving fund for accounting and legal purposes. The performance history of the Strong Technology 100 Fund will be carried forward.
b) The Strong Internet Fund's investment advisory is 1.20% and the Strong Technology 100 Fund's investment advisory fee is 1.00%. The pro forma adjustments reflect the impact of applying the investment advisory fee in place for Strong Technology 100 Fund to the Strong Internet Fund.

                           STRONG EQUITY FUNDS, INC.

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   FORM N-14

                                    PART C

                               OTHER INFORMATION


Item 15.  Indemnification.
          ---------------

     Officers and directors of the Funds and its advisor and underwriter are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $50,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of Registrant's Bylaws provides as follows:

            ARTICLE VII. INDEMNIFICATION OF OFFICERS AND DIRECTORS

     SECTION 7.01. MANDATORY INDEMNIFICATION. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

     SECTION 7.02. PERMISSIVE SUPPLEMENTARY BENEFITS. The Corporation may, but shall not be required to, supplement the right of indemnification under Section
7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

     SECTION 7.03. AMENDMENT. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

     SECTION 7.04. INVESTMENT COMPANY ACT. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 16.  EXHIBITS

The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

(1.a) Articles of Incorporation effective August 1, 1996 incorporated herein by reference to Exhibit (1) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on or about October 17, 1996.

(1.b) Amendment to Articles of Incorporation effective October 24, 1996 incorporated herein by reference to Exhibit (1.1) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on or about December 30, 1996.

(1.c) Amendment to Articles of Incorporation effective April 7, 1997 incorporated herein by reference to Exhibit (1.2) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on or about April 25, 1997.

(1.d) Amendment to Articles of Incorporation effective June 4, 1997 incorporated herein by reference to Exhibit (1.3) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on or about June 27, 1997.

(1.e) Amendment to Articles of Incorporation effective December 10, 1997 incorporated herein by reference to Exhibit (1.4) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on or about December 24, 1997.

(1.f) Amendment to Articles of Incorporation effective May 4, 1998 incorporated herein by reference to Exhibit (1.5) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on or about May 18, 1998.

(1.g) Amendment to Articles of Incorporation effective September 14, 1998 incorporated herein by reference to Exhibit (1.6) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on or about September 28, 1998.

(1.h) Amendment to Articles of Incorporation effective December 15, 1998 incorporated herein by reference to Exhibit (a.7) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on or about December 30, 1998.

(1.i) Amendment to Articles of Incorporation effective February 2, 1999 incorporated herein by reference to Exhibit (a.8) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on or about March 2, 1999.

(1.j) Amendment to Articles of Incorporation effective December 13, 1999 incorporated herein by reference to Exhibit (a.9) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on or about December 27, 1999.

(1.k) Amendment to Articles of Incorporation dated February 17, 2000 incorporated herein by reference to Exhibit (a.10) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on or about February 22, 2000.

(1.l) Amendment to Articles of Incorporation dated November 30, 2000 incorporated herein by reference to Exhibit (a.11) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on or about November 29, 2000.

(1.m) Amendment to Articles of Incorporation effective May 1, 2001 incorporated herein by reference to Exhibit (a.12) of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on or about April 27, 2001.

(2) Bylaws dated October 20, 1995 incorporated herein by reference to Exhibit (2) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on or about December 15, 1995.

(2.a) Amendment to Bylaws dated May 1, 1998 incorporated herein by reference to Exhibit (2.1) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on or about May 18, 1998.

(2.b) Amendment to Bylaws dated April 5, 2001 incorporated herein by reference to Exhibit (b.2) of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on or about April 27, 2001.

(3)     Inapplicable.

(4)     Form of Agreement and Plan of Reorganization.

(5)     Specimen Stock Certificate incorporated herein by reference to Exhibit
        (c) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on or about November 29, 2000.

(6)     Amended and Restated Investment Advisory Agreement (Excluding Index 500
        Fund) incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on or about February 22, 2000.

(7.a) Distribution Agreement - Investor, Advisor and Institutional Class, Class A, Class Z Shares incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on or about April 27, 2001.

(7.b) Class B, Class C, and Class L Shares Distribution Agreement incorporated herein by reference to Exhibit (e.1) of Post-Effective Amendment No. 39 to the Registration Statement on Form filed on or about April 27, 2001.

(7.e) Dealer Agreement incorporated herein by reference to Exhibit (e.2) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on or about February 22, 2000.

(7.f) Mutual Fund Distribution and Shareholder Services Agreement incorporated herein by reference to Exhibit (e.5) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on or about November 29, 2000.

(7.g) Services Agreement incorporated herein by reference to Exhibit (e.3) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on or about February 22, 2000.

(8)     Inapplicable.

(9.a) Custody Agreement with Firstar (Growth, Value, Advisor Mid Cap Growth, Growth 20, Advisor Small Cap Value, Dow 30 Value, Large Cap Core Enterprise, Mid Cap Disciplined, U.S. Emerging Growth, Internet, and Technology 100 Funds) incorporated herein by reference to Exhibit (8.1) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on or about July 30, 1996.

(9.b) Global Custody Agreement with Brown Brothers Harriman & Co. (Growth, Value, Advisor Mid Cap Growth, Growth 20, Advisor Small Cap Value, Large Cap Core, Enterprise, Mid Cap Disciplined, U.S. Emerging Growth, Internet, and Technology 100 Funds) incorporated herein by reference to Exhibit (8.2) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on or about July 30, 1996.

(9.c) Amendment to Global Custody Agreement with Brown Brothers Harriman & Co. dated August 26, 1996 (Growth, Value, Advisor Mid Cap Growth, Growth 20, Advisor Small Cap Value, Large Cap Core, Enterprise, Mid Cap Disciplined, U.S. Emerging Growth, Internet, and Technology 100 Funds) incorporated herein by reference to Exhibit (g.3) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on or about March 2, 1999.

(9.d) Custody Agreement with Investors Bank and Trust (Index 500 Fund) incorporated herein by reference to Exhibit (8.3) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on or about April 25, 1997.

(10.a) Amended and Restated Rule 12b-1 Distribution Plan incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on or about April 27, 2001.

(10.b) Amended and Restated Rule 18f-3 Multiple Class Plan incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on or about April 27, 2001.

(11)    Form of Opinion and Consent of Counsel.

(12)    Form of Opinion and Consent of Counsel relating to tax matters.

(13.a) Transfer and Dividend Disbursing Agent Agreement incorporated herein by reference incorporated herein by reference to Exhibit (h) of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on or about April 27, 2001.

(13.b) Shareholder Servicing Agent Agreement (relating to personal services provided to shareholders)[Index 500 Fund] incorporated herein by reference to Exhibit (9.1) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on or about April 25, 1997.

(13.c) Investor Class Shares Amended and Restated Administration Agreement incorporated herein by reference to Exhibit (h.2) of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on or about April 27, 2001.

(13.d) Amended and Restated Advisor Class Shares Administration Agreement incorporated herein by reference to Exhibit (h.3) of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on or about April 27, 2001.

(13.e) Amended and Restated Administration Agreement - Institutional Class Shares incorporated herein by reference to Exhibit (h.4) of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on or about April 27, 2001.

(13.f) Amended and Restated Administration Agreement - Class Z Shares incorporated herein by reference to Exhibit (h.5) of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on or about April 27, 2001.

(13.g) Class A, B, C, and L Shares Amended and Restated Administration Agreement incorporated herein by reference to Exhibit (h.6) of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on or about April 27, 2001.

(14)    Consent of Independent Accountants.

(15)    Inapplicable.

(16) Power of Attorney incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on or about September 20, 2000.

(17)    Form of Proxy Card.

All references to filings on Form N-1A refer to the Registrant's Registration Statement SEC File No. 33-70764.

Item 17.    Undertakings.
            ------------

     (1) The Undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The Undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) Pursuant to the requirements of Form N-14, the Undersigned Registrant undertakes to file, by post-effective amendment to the Registration Statement, an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus that is part of the Registration Statement within a reasonable time after receipt of such opinion.

                                  SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Village of Menomonee Falls and State of Wisconsin as of the 9th day of May, 2001.

Strong Equity Funds, Inc.
(Registrant)


By:    /s/ Elizabeth N. Cohernour
   ---------------------------------------------
    Elizabeth N. Cohernour, Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and as of the date indicated.

Name                              Title                           Dated As Of

/s/ Richard S. Strong             Chairman of the Board           May 9, 2001
------------------------------    (Principal Executive Officer)
Richard S. Strong                 and a Director


                                  Treasurer (Principal            May 9, 2001
------------------------------    Financial and Accounting
John W. Widmer*                   Officer)

                                  Director                        May 9, 2001
______________________________
Marvin E. Nevins*

                                  Director                        May 9, 2001
______________________________
Willie D. Davis*

                                  Director                        May 9, 2001
______________________________
William F. Vogt*

                                  Director                        May 9, 2001
______________________________
Stanley Kritzik*

                                  Director                        May 9, 2001
______________________________
Neal Malicky*

* Cathleen A. Ebacher signs this document on behalf of each director marked with an asterisk pursuant to power of attorney filed with Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A.

                                       By:   /s/ Cathleen A. Ebacher
                                           -------------------------------------
                                             Cathleen A. Ebacher

                                 EXHIBIT INDEX

Exhibit No.              Exhibit
-----------              -------
(4)                      Form of Agreement and Plan of Reorganization
(11)                     Form of Opinion and Consent of Counsel
(12)                     Form of Opinion and Consent of Counsel relating to tax
                         matters
(14)                     Consent of Independent Accountants
(17)                     Form of Proxy Card